LEGAL_US_E # 155827293.3 Execution Version 1006148456v9 SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT made by ATKORE INC., ATKORE INTERNATIONAL HOLDINGS INC., ATKORE INTERNATIONAL, INC., and certain of its Subsidiaries, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and Administrative Agent Dated as of May 26, 2021

TABLE OF CONTENTS

Section 1.	DEFINED TERMS	2
1.1	Definitions	2
1.2	Other Definitional Provisions	10
Section 2.	GUARANTEE	11
2.1	Guarantee	11
2.2	Right of Contribution	12
2.3	No Subrogation	13
2.4	Amendments, etc. with respect to the Obligations	13
2.5	Guarantee Absolute and Unconditional	14
2.6	Reinstatement	15
2.7	Payments	15
Section 3.	GRANT OF SECURITY INTEREST	16
3.1	Grant	16
3.2	Pledged Collateral	17
3.3	Certain Limited Exceptions	17
3.4	Intercreditor Relations	21
3.5	No New Liens	22
Section 4.	REPRESENTATIONS AND WARRANTIES	22
4.1	Representations and Warranties of Each Guarantor	22
4.2	Representations and Warranties of Each Grantor	23
4.3	Representations and Warranties of Each Pledgor	26
Section 5.	COVENANTS	27
5.1	Covenants of Each Guarantor	27
5.2	Covenants of Each Grantor	27
5.3	Covenants of Each Pledgor	32
Section 6.	REMEDIAL PROVISIONS	34
6.1	Certain Matters Relating to Accounts	34
6.2	Communications with Obligors; Grantors Remain Liable	35
6.3	Pledged Stock	36
6.4	Proceeds to be Turned Over to the Collateral Agent	37
6.5	Application of Proceeds	37
6.6	Code and Other Remedies	38
6.7	Registration Rights	39
6.8	Waiver; Deficiency	40
6.9	License	40
Section 7.	THE COLLATERAL AGENT	40
7.1	Collateral Agent's Appointment as Attorney-in-Fact, etc.	40

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7.2	Duty of Collateral Agent	42
7.3	Financing Statements	43
7.4	Authority of Collateral Agent	43
7.5	Right of Inspection	43
Section 8.	NON-LENDER SECURED PARTIES	44
8.1	Rights to Collateral	44
8.2	Appointment of Agent	45
8.3	Waiver of Claims	45
8.4	Bank Products Affiliates, Hedging Affiliates, Management Credit Affiliates and Vendor Affiliates	46
Section 9.	MISCELLANEOUS	46
9.1	Amendments in Writing	46
9.2	Notices	46
9.3	No Waiver by Course of Conduct; Cumulative Remedies	47
9.4	Enforcement Expenses; Indemnification	47
9.5	Successors and Assigns	47
9.6	Set-Off	48
9.7	Counterparts	48
9.8	Severability	48
9.9	Section Headings	48
9.10	Integration	48
9.11	GOVERNING LAW	49
9.12	Submission to Jurisdiction; Waivers	49
9.13	Acknowledgments	50
9.14	WAIVER OF JURY TRIAL	50
9.15	Additional Granting Parties	50
9.16	Releases	50
9.17	Judgment	53
9.18	Amendment and Restatement	54
9.19	Transfer Tax Acknowledgment	54

SCHEDULES

1	Notice Addresses of Granting Parties
2	Pledged Securities
3	Perfection Matters
4	Location of Jurisdiction of Organization
5	Intellectual Property
6	[Reserved]
7	Commercial Tort Claims

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LEGAL_US_E # 155827293.3 iii 1006148456v9 ANNEXES 1 Acknowledgement and Consent of Issuers who are not Granting Parties 2 Assumption Agreement 3 Supplemental Agreement 4 Joinder and Release

LEGAL_US_E # 155827293.3 1006148456v9 SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT SECOND AMENDED AND RESTATED GUARANTEE AND COLLATERAL AGREEMENT, dated as of May 26, 2021, made by ATKORE INC., a Delaware corporation (“Ultimate Parent”) ATKORE INTERNATIONAL HOLDINGS INC., a Delaware corporation (the “Holdings”), ATKORE INTERNATIONAL INC., a Delaware corporation (the “Parent Borrower”), and certain Subsidiaries of the Parent Borrower from time to time party hereto, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) and administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (collectively, the “Lenders”; individually, a “Lender”) from time to time parties to the Credit Agreement described below. W I T N E S S E T H: WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of August 28, 2020 (as amended, supplemented, waived or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among the Parent Borrower, the Subsidiary Borrowers (as defined in the Credit Agreement) (together with the Parent Borrower, jointly and severally, collectively the “Borrowers” and each individually a “Borrower”) from time to time party thereto, the Collateral Agent, the Administrative Agent, and the other parties party thereto, the Lenders have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein; WHEREAS, the Borrowers are members of an affiliated group of companies that includes the other Granting Parties (as defined below); WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrowers to make valuable transfers to one or more of the other Granting Parties in connection with the operation of their respective businesses; WHEREAS, the Borrowers and the other Granting Parties are engaged in related businesses, and each such Granting Party will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; WHEREAS, it is a condition to the obligation of the Lenders to make their respective extensions of credit under the Credit Agreement that the Granting Parties shall execute and deliver this Agreement to the Collateral Agent for the benefit of the Secured Parties; WHEREAS, the certain parties hereto are parties to that certain Amended and Restated Guarantee and Collateral Agreement, dated as of August 28, 2020 (as amended, supplemented, waiver or otherwise modified from time to time prior to the date hereof, the “Existing Collateral Agreement”); WHEREAS, each party to the Existing Collateral Agreement desires to amend and restate the Existing Collateral Agreement in its entirety on the terms and conditions set forth herein, it

LEGAL_US_E # 155827293.3 2 1006148456v9 being understood that no novation of the obligations under the Existing Collateral Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof; WHEREAS, pursuant to that certain Guarantee and Collateral Agreement, dated as of the date hereof (as amended, supplemented, waived or otherwise modified from time to time, the “Term Loan Collateral Agreement”), among Holdings, Parent Borrower, certain of their subsidiaries and the Term Loan Agent (as defined herein), the Parent Borrower and such subsidiaries have granted a first priority Lien to the Term Loan Agent for the benefit of the Term Loan Lenders (as defined herein) on the Term Loan Priority Collateral (as defined herein) and a second priority Lien for the benefit of the Term Loan Lenders (as defined herein) on the ABL Priority Collateral (as defined herein) (subject in each case to Permitted Liens); and WHEREAS, the Collateral Agent and the Term Loan Agent are party to an Intercreditor Agreement, acknowledged by Ultimate Parent, Holdings, the Parent Borrower and the Granting Parties, dated as of the date hereof (as amended, supplemented, waived or otherwise modified from time to time (subject to Section 9.1 hereof), the “Intercreditor Agreement”). NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Granting Party hereby agrees with the Administrative Agent and the Collateral Agent, for the benefit of the Secured Parties (as defined below), as follows: SECTION 1. DEFINED TERMS 1.1 Definitions. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms that are defined in the Code (as in effect on the date hereof) are used herein as so defined: Cash Proceeds, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangibles, Letter-of-Credit Rights, Money, Promissory Notes, Records, Securities, Securities Accounts, Security Entitlements, Supporting Obligations and Tangible Chattel Paper. (b) The following terms shall have the following meanings: “ABL Priority Collateral”: as defined in the Intercreditor Agreement. “Accounts”: all accounts (as defined in the Code) of each Grantor, all Accounts (as defined in the Credit Agreement) and all Accounts Receivable of such Grantor. “Accounts Receivable”: any right to payment for goods sold or leased or for services rendered. “Additional Agent”: as defined in the Intercreditor Agreement. “Additional Collateral Documents”: as defined in the Intercreditor Agreement.

LEGAL_US_E # 155827293.3 3 1006148456v9 “Additional Obligations”: as defined in the Intercreditor Agreement. “Adjusted Net Worth”: of any Guarantor at any time, shall mean the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Agreement or any other Loan Document, or pursuant to its guarantee with respect to any Indebtedness then outstanding under the Term Loan Agreement or any Assumed Indebtedness) on such date. “Administrative Agent”: as defined in the preamble hereto. “Agreement”: this Second Amended and Restated Guarantee and Collateral Agreement, as the same may be amended, supplemented, waived or otherwise modified from time to time. “Applicable Law”: as defined in Section 9.8 hereto. “Bankruptcy Case”: (i) Holdings or any of its Subsidiaries commencing any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (ii) there being commenced against Holdings or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days. “Borrower Obligations”: with respect to any Borrower, the collective reference to: (i) the Obligations (as defined in the Credit Agreement), and (ii) all other obligations and liabilities of such Borrower in respect of the unpaid principal of and interest on (including, without limitation, interest and fees accruing after the maturity of the Loans and Reimbursement Obligations and interest and fees accruing after (or would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Borrower, whether or not a claim for post-filing or post-petition interest or fees is allowed in such proceeding) the Loans, the Reimbursement Obligations, and all other obligations and liabilities of such Borrower to the Secured Parties, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Loans, the Letters of Credit, the other Loan Documents, any Interest Rate Protection Agreement, Permitted Hedging Arrangement, Bank Products Agreement or Vendor Financing Arrangement entered into with (x) Wells Fargo Bank, National Association or any affiliate thereof (including, for the avoidance of doubt, prior to the Closing Date) or (y) any other Person who was at the time of entry into such agreement a Lender or an affiliate of any Lender (provided that such Lender or affiliate is designated as a “Hedging Affiliate” with respect to such Interest Rate Protection Agreement or Permitted

LEGAL_US_E # 155827293.3 4 1006148456v9 Hedging Arrangement, a “Bank Products Affiliate” with respect to such Bank Products Agreement or a “Vendor Affiliate” with respect to such Vendor Financing Arrangement by the Parent Borrower in accordance with Section 8.4 hereof) (provided, however, that the definition of “Borrower Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Granting Party to support, as applicable) any Excluded Swap Obligations of a Borrower or any other Loan Party for purposes of determining any obligations of any Guarantor or other Granting Party), any Guarantee Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary, the provision of cash management services by any Lender or an Affiliate thereof to the Parent Borrower or any Subsidiary thereof (provided that such Lender or affiliate is designated as a “Bank Products Affiliate” with respect to such Bank Products Agreement by the Parent Borrower in accordance with Section 8.4 hereof), or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, amounts payable in connection with the provision of such cash management services or a termination of any transaction entered into pursuant to any such Interest Rate Protection Agreement or Permitted Hedging Arrangement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Borrower pursuant to the terms of the Credit Agreement or any other Loan Document). “Borrowers”: has the meaning provided in the recitals hereto. “Code”: the Uniform Commercial Code as from time to time in effect in the State of New York. “Collateral”: as defined in Section 3; provided that, for purposes of Subsection 6.5, Section 8 and Subsection 9.16(b), “Collateral” shall have the meaning assigned to such term in the Credit Agreement. “Collateral Account Bank”: a bank which at all times is a Lender or an affiliate thereof as selected by the relevant Grantor and consented to in writing by the Collateral Agent (such consent not to be unreasonably withheld or delayed). “Collateral Agent”: as defined in the preamble hereto. “Collateral Proceeds Account”: a non-interest bearing cash collateral account established and maintained by the relevant Grantor at an office of the Collateral Account Bank in the name, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties. “Collateral Representative”: as defined in the Term Loan Collateral Agreement. “Commercial Tort Action”: any action, other than an action primarily seeking declaratory or injunctive relief with respect to claims asserted or expected to be asserted by Persons other than the Grantors, that is commenced by a Grantor in the courts of the United States of America, any state or territory thereof or any political subdivision of any such state or territory, in which

LEGAL_US_E # 155827293.3 5 1006148456v9 any Grantor seeks damages arising out of torts committed against it that would reasonably be expected to result in a damage award to it exceeding $7,500,000. “Contracts”: with respect to any Grantor, all contracts, agreements, instruments and indentures in any form and portions thereof, to which such Grantor is a party or under which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented, waived or otherwise modified, including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder and (iii) all rights of such Grantor to perform and to exercise all remedies thereunder. “Copyright Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States copyright of such Grantor, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, any material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses. “Copyrights”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States copyrights, whether or not the underlying works of authorship have been published or registered, all United States copyright registrations and copyright applications, including, without limitation, any copyright registrations and copyright applications listed on Schedule 5 hereto, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof and (iii) the right to sue or otherwise recover for past, present and future infringements and misappropriations thereof. “Credit Agreement”: has the meaning provided in the recitals hereto. “Excluded Assets”: as defined in Section 3.3. “Foreign Intellectual Property”: any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, trademark applications, trade names, trademark licenses, technology, know-how and processes or any other intellectual property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or state thereof. “Granting Parties”: Ultimate Parent, Holdings (unless and until Holdings is released from all of its obligations hereunder pursuant to Subsection 9.16(h)), the Borrowers, the Guarantors, the Parent Borrower’s other Subsidiaries that are party hereto and any other Subsidiary of the Parent Borrower that becomes a party hereto from time to time after the date hereof.

LEGAL_US_E # 155827293.3 6 1006148456v9 “Grantor”: Holdings (unless and until Holdings is released from all of its obligations hereunder pursuant to Subsection 9.16(h)), Ultimate Parent, the Borrowers, the Parent Borrower’s other Subsidiaries that are party hereto and any other Subsidiary of the Borrowers that becomes a party hereto from time to time after the date hereof. “Guarantor Obligations”: with respect to any Guarantor, the collective reference to (i) the Borrower Obligations guaranteed by such Guarantor pursuant to Section 2, and (ii) all other obligations and liabilities of such Guarantor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under or in connection with this Agreement or any other Loan Document to which such Guarantor is a party, any Interest Rate Protection Agreement, Permitted Hedging Arrangement, Bank Products Agreement or Vendor Financing Arrangement entered into with (x) Wells Fargo Bank, National Association or any affiliate thereof (including, for the avoidance of doubt, prior to the Closing Date) or (y) any other Person who was at the time of entry into such agreement a Lender or an affiliate of any Lender (provided that such Lender or affiliate is designated as a “Hedging Affiliate” with respect to such Interest Rate Protection Agreement or Permitted Hedging Arrangement, a “Bank Products Affiliate” with respect to such Bank Products Agreement or a “Vendor Affiliate” with respect to such Vendor Financing Arrangement by the Parent Borrower in accordance with Section 8.4 hereof) (provided, however, that the definition of “Guarantor Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Granting Party to support, as applicable) any Excluded Swap Obligations of a Borrower or any other Loan Party for purposes of determining any obligations of any Guarantor or other Granting Party), any Guarantee Obligation of Holdings or any of its Subsidiaries as to which any Secured Party is a beneficiary, the provision of cash management services by any Lender or an Affiliate thereof to the Parent Borrower or any Subsidiary thereof (provided that such Lender or affiliate is designated as a “Bank Products Affiliate” with respect to such Bank Products Agreement by the Parent Borrower in accordance with Section 8.4 hereof), or any other document made, delivered or given in connection therewith of such Guarantor, in each case whether on account of guarantee obligations, reimbursement obligations, amounts payable in connection with the provision of such cash management services or a termination of any transaction entered into pursuant to any such Interest Rate Protection Agreement or Permitted Hedging Agreement, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees, expenses and disbursements of counsel to the Administrative Agent or any other Secured Party that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Loan Document and interest and fees accruing after (or would accrue but for) the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to such Guarantor, whether or not a claim for post- filing or post-petition interest or fees is allowed in such proceeding). “Guarantors”: the collective reference to each Granting Party, other than each Borrower as to its Borrower Obligations. “Holdings”: as defined in the recitals hereto. “Instruments”: has the meaning specified in Article 9 of the Code, but excluding the Pledged Securities.

LEGAL_US_E # 155827293.3 7 1006148456v9 “Intellectual Property”: with respect to any Grantor, the collective reference to such Grantor’s Copyrights, Copyright Licenses, Patents, Patent Licenses, Trade Secrets, Trade Secret Licenses, Trademarks and Trademark Licenses. “Intercompany Note”: with respect to any Grantor, any promissory note in a principal amount in excess of $7,500,000 evidencing loans made by such Grantor to Holdings, the Parent Borrower or any of its Restricted Subsidiaries. “Intercreditor Agreement”: as defined in the recitals hereto. “Inventory”: with respect to any Grantor, all inventory (as defined in the Code) of such Grantor, including, without limitation, all Inventory (as defined in the Credit Agreement) of such Grantor. “Investment Property”: the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the Code (other than any Capital Stock of any Foreign Subsidiary (other than a Foreign Subsidiary that is or becomes a Loan Party) in excess of 65% of any series of such stock in such Foreign Subsidiary and other than any Capital Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Securities. “Issuers”: the collective reference to the Persons identified on Schedule 2 as the issuers of Pledged Stock, together with any successors to such companies (including, without limitation, any successors contemplated by Subsection 8.2 of the Credit Agreement). “Lender”: as defined in the preamble hereto. “Management Loans”: Indebtedness (including any extension, renewal or refinancing thereof) outstanding at any time incurred by any Management Investors in connection with any Management Subscription Agreements or other purchases by them or Capital Stock of any Parent Entity or Holdings, which Indebtedness is entitled to the benefit of any Guarantee Obligation of the Parent Borrower or any of its Restricted Subsidiaries. “Non-Lender Secured Parties”: the collective reference to any person who, at the time of entering into any Interest Rate Protection Agreement, Permitted Hedging Arrangement, Banks Products Agreement, Management Loan or Vendor Financing Arrangement secured hereby, was a Lender or an affiliate of any Lender and who has been designated a “Hedging Affiliate” with respect to such Interest Rate Protection Agreement or Permitted Hedging Arrangement, a “Bank Products Affiliate” with respect to such Bank Products Agreement, a “Management Credit Affiliate” with respect to such Management Loan, or a “Vendor Affiliate” with respect to such Vendor Financing Arrangement, in each case in accordance with Section 8.4, for so long as so designated by the Parent Borrower, and their respective successors and assigns. “Obligations”: (i) in the case of each Borrower, its Borrower Obligations and (ii) in the case of each other Guarantor, its Guarantor Obligations. “Parent Borrower”: as defined in the preamble hereto.

LEGAL_US_E # 155827293.3 8 1006148456v9 “Patent Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States patent, patent application, or patentable invention other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses. “Patents”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States patents, patent applications and patentable inventions and all reissues and extensions thereof, including, without limitation, all patents and patent applications identified in Schedule 5 hereto, and including, without limitation, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past, present or future infringements thereof), and (iv) all other rights corresponding thereto in the United States and all reissues, divisions, continuations, continuations-in-part, substitutes, renewals, and extensions thereof, all improvements thereon, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto. “Pledged Collateral”: as to any Pledgor, the Pledged Securities now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof. “Pledged Notes”: with respect to any Pledgor, all Intercompany Notes at any time issued to, or held or owned by, such Pledgor. “Pledged Securities”: the collective reference to the Pledged Notes and the Pledged Stock. “Pledged Stock”: with respect to any Pledgor, the shares of Capital Stock listed on Schedule 2 as held by such Pledgor, together with any other shares of Capital Stock required to be pledged by such Pledgor pursuant to Subsection 7.9 of the Credit Agreement, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the Capital Stock of any Issuer that may be issued or granted to, or held by, such Pledgor while this Agreement is in effect, in each case unless and until such time as the respective pledge of such Capital Stock under this Agreement is released in accordance with the terms hereof and of the Credit Agreement (provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, directly or indirectly, (i) more than 65% of any series of the outstanding Capital Stock (including for these purposes any investment deemed to be Capital Stock for U.S. tax purposes) of any Foreign Subsidiary, (ii) any of the Capital Stock of a Subsidiary of a Foreign Subsidiary, (iii) de minimis shares of a Foreign Subsidiary held by any Pledgor as a nominee or in a similar capacity, (iv) any Capital Stock of any Excluded Subsidiary (other than, but without limiting clause (i) above, a Subsidiary defined in clause (d) of the definition thereof) and (v) without duplication, any Excluded Assets).

LEGAL_US_E # 155827293.3 9 1006148456v9 “Pledgor”: Holdings (with respect to the Pledged Stock held by Holdings in the Parent Borrower and all other Pledged Collateral of Holdings (unless and until Holdings is released from all of its obligations hereunder pursuant to Subsection 9.16(h))), the Borrowers (with respect to Pledged Stock of the entities listed on Schedule 2 hereto held by the applicable Borrower and all other Pledged Collateral of such applicable Borrower) and each other Granting Party (with respect to Pledged Securities held by such Granting Party and all other Pledged Collateral of such Granting Party). “Proceeds”: all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code and, in any event, Proceeds of Pledged Securities shall include, without limitation, all dividends or other income from the Pledged Securities, collections thereon or distributions or payments with respect thereto. “Restrictive Agreements”: as defined in Subsection 3.3(a). “Secured Parties”: the collective reference to (i) the Administrative Agent, the Collateral Agent and each Other Representative, (ii) the Lenders (including, without limitation, the Issuing Lenders and the Swingline Lender), (iii) the Non-Lender Secured Parties and (v) their respective successors and assigns and their permitted transferees and endorsees. “Security Collateral”: with respect to any Granting Party, means, collectively, the Collateral (if any) and the Pledged Collateral (if any) of such Granting Party. “Specified Asset”: as defined in Subsection 4.2.2 hereof. “Term Loan Agent”: as defined in the Intercreditor Agreement. “Term Loan Agreement”: the Term Loan Credit Agreement, dated as of the date hereof, among the Ultimate Parent, Parent Borrower, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, as may be amended, supplemented, waived or otherwise modified from time to time. “Term Loan Collateral Agreement”: as defined in the recitals hereto. “Term Loan Priority Collateral”: as defined in the Intercreditor Agreement. “Term Loan Lenders”: as defined in the Intercreditor Agreement. “Trade Secret Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trade secrets, including, without limitation, know how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses.

LEGAL_US_E # 155827293.3 10 1006148456v9 “Trade Secrets”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trade secrets, including, without limitation, know-how, processes, formulae, compositions, designs, and confidential business and technical information, and all rights of any kind whatsoever accruing thereunder or pertaining thereto, including, without limitation, (i) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses, non-disclosure agreements and memoranda of understanding entered into in connection therewith, and damages and payments for past or future misappropriations thereof, and (ii) the right to sue or otherwise recover for past, present or future misappropriations thereof. “Trademark Licenses”: with respect to any Grantor, all United States written license agreements of such Grantor providing for the grant by or to such Grantor of any right under any United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, other than agreements with any Person who is an Affiliate or a Subsidiary of the Parent Borrower or such Grantor, including, without limitation, the material license agreements listed on Schedule 5 hereto, subject, in each case, to the terms of such license agreements, and the right to prepare for sale, sell and advertise for sale, all Inventory now or hereafter covered by such licenses. “Trademarks”: with respect to any Grantor, all of such Grantor’s right, title and interest in and to all United States trademarks, service marks, trade names, trade dress or other indicia of trade origin or business identifiers, trademark and service mark registrations, and applications for trademark or service mark registrations (except for “intent to use” applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed, it being understood and agreed that the carve out in this parenthetical shall be applicable only if and for so long as a grant of a security interest in such intent to use application would invalidate or otherwise jeopardize Grantor’s rights therein), and any renewals thereof, including, without limitation, each registration and application identified in Schedule 5 hereto, and including, without limitation, (i) the right to sue or otherwise recover for any and all past, present and future infringements or dilutions thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all other rights corresponding thereto and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto in the United States, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin or business identifiers. “Vehicles”: all cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing. 1.2 Other Definitional Provisions. (a) The words “hereof”, “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section,

LEGAL_US_E # 155827293.3 11 1006148456v9 Schedule and Annex references are to this Agreement unless otherwise specified. The words “include”, “includes”, and “including” shall be deemed to be followed by the phrase “without limitation”. (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. (c) Where the context requires, terms relating to the Collateral, Pledged Collateral or Security Collateral, or any part thereof, when used in relation to a Granting Party shall refer to such Granting Party’s Collateral, Pledged Collateral or Security Collateral or the relevant part thereof. (d) All references in this Agreement to any of the property described in the definition of the term “Collateral” or “Pledged Collateral”, or to any Proceeds thereof, shall be deemed to be references thereto only to the extent the same constitute Collateral or Pledged Collateral, respectively. SECTION 2. GUARANTEE 2.1 Guarantee. (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the applicable Secured Parties, the prompt and complete payment and performance by each Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations; provided, however, that nothing herein or in the definition of “Borrower Obligations” shall create any guarantee by any Guarantor of (or grant of security interest by any Granting Party to support, as applicable) any Excluded Swap Obligations of a Loan Party for purposes of determining any obligations of such Guarantor (or Granting Party) hereunder owed to the applicable Secured Parties. (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable law, including applicable federal and state laws relating to the insolvency of debtors; provided that, to the maximum extent permitted under applicable law, it is the intent of the parties hereto that the rights of contribution of each Guarantor provided in following Subsection 2.2 be included as an asset of the respective Guarantor in determining the maximum liability of such Guarantor hereunder. (c) Each Guarantor agrees that the Borrower Obligations guaranteed by it hereunder may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder. (d) The guarantee contained in this Section 2 shall remain in full force and effect until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations, and all other Borrower Obligations then due and owing, and the

LEGAL_US_E # 155827293.3 12 1006148456v9 obligations of each Guarantor under the guarantee contained in this Section 2 then due and owing shall have been satisfied by payment in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the applicable Issuing Lenders) and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement any of the Borrowers may be free from any Borrower Obligations, (ii) as to any Guarantor, the sale or other disposition of all of the Capital Stock of such Guarantor (other than to Holdings, the Parent Borrower or any Restricted Subsidiary), or, in the case of any Guarantor that is a Subsidiary of the Parent Borrower, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case, that is permitted under the Credit Agreement, (iii) as to any Guarantor that is a Subsidiary of the Parent Borrower, such Guarantor becoming an Excluded Subsidiary and (iv) as to Holdings, Holdings is released from its obligations hereunder pursuant to Subsection 9.16(h). (e) The liability of each Guarantor hereunder is primary and independent of any security for or other guaranty of the Guarantor Obligations, whether executed by any other Guarantor or by any other Person. No payment made by any Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any of the Borrowers, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of any of the Borrower Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Borrower Obligations or any payment received or collected from such Guarantor in respect of any of the Borrower Obligations), remain liable for the Borrower Obligations of each Borrower guaranteed by it hereunder up to the maximum liability of such Guarantor hereunder until the earlier to occur of (i) the first date on which all the Loans, any Reimbursement Obligations and all other Borrower Obligations then due and owing are paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the applicable Issuing Lenders) and the Commitments are terminated, (ii) the sale or other disposition of all of the Capital Stock of such Guarantor (other than to Holdings, the Parent Borrower or any Restricted Subsidiary), or, if such Guarantor is a Subsidiary of the Parent Borrower, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) as to any Guarantor, such Guarantor becoming an Excluded Subsidiary and (iv) as to Holdings, Holdings is released from its obligations hereunder pursuant to Subsection 9.16(h). 2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Subsection 2.3. The provisions of this Subsection 2.2 shall in no

LEGAL_US_E # 155827293.3 13 1006148456v9 respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder. 2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Borrower Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Secured Parties by the Borrowers on account of the Borrower Obligations are paid in full in cash, no Letter of Credit shall be outstanding and the Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Borrower Obligations shall not have been paid in full in cash or any Letter of Credit shall remain outstanding (and shall not have been cash collateralized in a manner satisfactory to the applicable Issuing Lenders) or any of the Commitments shall remain in effect, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be held as collateral security for all of the Borrower Obligations (whether matured or unmatured) guaranteed by such Guarantor and/or then or at any time thereafter may be applied against any Borrower Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine. 2.4 Amendments, etc. with respect to the Obligations. To the maximum extent permitted by law, each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Borrower Obligations made by the Collateral Agent, the Administrative Agent or any other Secured Party may be rescinded by the Collateral Agent, the Administrative Agent or such other Secured Party and any of the Borrower Obligations continued, and the Borrower Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, waived, modified, accelerated, compromised, subordinated, waived, surrendered or released by the Collateral Agent, the Administrative Agent or any other Secured Party, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, waived, modified, supplemented or terminated, in whole or in part, as the Collateral Agent or the Administrative Agent (or the Required Lenders or the applicable Lenders(s), as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Collateral Agent, the Administrative Agent or any other Secured Party for the payment of any of the Borrower Obligations may be sold, exchanged, waived, surrendered or released. None of the Collateral Agent, the Administrative Agent and each other Secured Party shall have any obligation to

LEGAL_US_E # 155827293.3 14 1006148456v9 protect, secure, perfect or insure any Lien at any time held by it as security for any of the Borrower Obligations or for the guarantee contained in this Section 2 or any property subject thereto, except to the extent required by applicable law. 2.5 Guarantee Absolute and Unconditional. Each Guarantor waives, to the maximum extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Borrower Obligations and notice of or proof of reliance by the Collateral Agent, the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; each of the Borrower Obligations, and any obligation contained therein, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any of the Borrowers and any of the Guarantors, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives, to the maximum extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Borrower or any of the other Guarantors with respect to any of the Borrower Obligations. Each Guarantor understands and agrees, to the extent permitted by law, that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and not of collection. The obligations of each of the Guarantors hereunder are independent of the obligations of any other Guarantor or Grantor or any other Person and a separate action or actions may be brought and prosecuted against one or more of the Guarantors whether or not action is brought against any other Guarantor or Grantor or any other Person and whether or not any other Guarantor or Grantor or any other Person be joined in any such action or actions. Each Guarantor hereby waives, to the maximum extent permitted by applicable law, any and all defenses (other than any claim against a Secured Party alleging breach of a contractual provision of any of the Loan Documents) that it may have arising out of or in connection with any and all of the following: (a) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Borrower Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Collateral Agent, the Administrative Agent or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by any of the Borrowers against the Collateral Agent, the Administrative Agent or any other Secured Party, (c) any change in the time, place, manner or place of payment, amendment, or waiver or increase in any of the Obligations, (d) any exchange, taking, release or non-perfection of Security Collateral, (e) any change in the structure or existence of any of the Borrowers, (f) any application of Security Collateral to any of the Obligations, (g) any law, regulation or order of any jurisdiction, or any other event, affecting any term of any Obligation or the rights of the Collateral Agent, the Administrative Agent or any other Secured Party with respect thereto, including, without limitation: (i) the application of any such law, regulation, decree or order, including any prior approval, which would prevent the exchange of any currency (other than Dollars) for Dollars or the remittance of funds outside of such jurisdiction or the unavailability of Dollars in any legal exchange market in such jurisdiction in accordance with normal commercial practice, (ii) a declaration of banking moratorium or any suspension of

LEGAL_US_E # 155827293.3 15 1006148456v9 payments by banks in such jurisdiction or the imposition by such jurisdiction or any Governmental Authority thereof of any moratorium on, the required rescheduling or restructuring of, or required approval of payments on, any indebtedness in such jurisdiction, (iii) any expropriation, confiscation, nationalization or requisition by such country or any Governmental Authority that directly or indirectly deprives any Borrower of any assets or their use, or of the ability to operate its business or a material part thereof, or (iv) any war (whether or not declared), insurrection, revolution, hostile act, civil strife or similar events occurring in such jurisdiction which has the same effect as the events described in clause (i), (ii) or (iii) above (in each of the cases contemplated in clauses (i) through (iv) above, to the extent occurring or existing on or at any time after the date of this Agreement), or (h) any other circumstance whatsoever (other than payment in full in cash of the Borrower Obligations guaranteed by it hereunder) (with or without notice to or knowledge of any of the Borrowers or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of any of the Borrowers for the Borrower Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Collateral Agent, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any of the Borrowers, any other Guarantor or any other Person or against any collateral security or guarantee for the Borrower Obligations guaranteed by such Guarantor hereunder or any right of offset with respect thereto, and any failure by the Collateral Agent, the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any of the Borrowers, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Collateral Agent, the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings. 2.6 Reinstatement. The guarantee of any Guarantor contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Borrower Obligations guaranteed by such Guarantor hereunder is rescinded or must otherwise be restored or returned by the Collateral Agent, the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made. 2.7 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim, in Dollars (or in the case of any amount required to be paid in any other currency pursuant to the requirements of the Credit Agreement or other agreement relating to the respective Obligations, such other currency), at the Administrative Agent’s office specified in Subsection 11.2 of the Credit Agreement or

LEGAL_US_E # 155827293.3 16 1006148456v9 such other address as may be designated in writing by the Administrative Agent to such Guarantor from time to time in accordance with Subsection 11.2 of the Credit Agreement. SECTION 3. GRANT OF SECURITY INTEREST 3.1 Grant. Each Grantor hereby unconditionally grants, collaterally assigns, and pledges to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title, and interest in and to the Collateral of such Grantor, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (provided, however, that nothing herein or in the definition of “Obligations” shall grant any security interest to secure any obligations or liabilities of a Loan Party under or in connection with any Excluded Swap Obligations for purposes of determining any obligations of a Grantor hereunder) of such Grantor. The term “Collateral”, as to any Grantor, means the following property (wherever located) now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, except as provided in Subsection 3.3: (a) all Accounts; (b) all Money and all cash; (c) all Cash Equivalents; (d) all Chattel Paper; (e) all Contracts; (f) all Deposit Accounts (including, for the avoidance of doubt, DDAs and Concentration Accounts); (g) all Documents; (h) all Equipment; (i) all General Intangibles; (j) all Goods; (k) all Instruments; (l) all Intellectual Property; (m) all Inventory; (n) all Investment Property; (o) all letters of credit or Letter-of-Credit Rights;

LEGAL_US_E # 155827293.3 17 1006148456v9 (p) all Fixtures; (q) all Commercial Tort Claims constituting Commercial Tort Actions described in Schedule 7 (together with any Commercial Tort Actions subject to a further writing provided in accordance with Subsection 5.2.12); (r) all accessions to, substitutions for and replacements, proceeds, insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangible at any time evidencing or relation to any of the foregoing; (s) all books and records pertaining to any of the foregoing; (t) the Collateral Proceeds Account; and (u) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing, and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing; provided that, in the case of each Grantor, Collateral shall not include any Pledged Collateral (which, for the avoidance of doubt, is subject to the security interest granted pursuant to Subsection 3.2). 3.2 Pledged Collateral. Each Granting Party that is a Pledgor, hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all of the Pledged Collateral of such Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, as collateral security for the prompt and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Pledgor, except as provided in Subsection 3.3. 3.3 Certain Limited Exceptions. No security interest is or will be granted pursuant to this Agreement or any other Security Document other than the security interest granted in the Canadian Guarantee and Collateral Agreement in any right, title or interest of any Granting Party under or in and “Collateral” and “Pledged Collateral” shall not include the following (subject to the last sentence of this Section 3.3, collectively, the “Excluded Assets”): (a) any Instruments, Contracts, Chattel Paper, General Intangibles, Copyright Licenses, Patent Licenses, Trademark Licenses, Trade Secret Licenses or other contracts or agreements with or issued by Persons other than Ultimate Parent, a Subsidiary of Ultimate Parent or an Affiliate thereof, (collectively, “Restrictive Agreements”) that would otherwise be included in the Security Collateral (and such Restrictive Agreements shall not be deemed to constitute a part of the Security Collateral) for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Restrictive Agreements (in each case, except to the extent that, pursuant to the Code or other applicable law, the granting of security interests therein can be made without resulting in a breach, default or termination of such Restrictive Agreements); provided, that (A)

LEGAL_US_E # 155827293.3 18 1006148456v9 the foregoing exclusions of this clause (a) shall in no way be construed to apply to the extent that (1) any described breach, default or termination is ineffective under Section 9-406, 9-407, 9-408 or 9-409 of the Code or other applicable law or (2) any consent or waiver has been obtained that would permit Collateral Agent’s security interest or lien to attach notwithstanding the breach, default, or termination of such Restrictive Agreement (it being understood and agreed that Holdings and its Subsidiaries shall not be required to seek any such consent or waiver) and (B) the foregoing exclusions of this clause (a) shall in no way be construed to limit, impair or otherwise affect Collateral Agent’s or any other Secured Party’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any described Restrictive Agreement or (2) any proceeds from the sale, license, lease or other dispositions of any such Restrictive Agreement; (b) (1) any Equipment that would otherwise be included in the Security Collateral (and such Equipment shall not be deemed to constitute a part of the Security Collateral) if such Equipment (A) is subject to a Lien described in Subsection 8.14(d) or (e) (with respect to a Lien described in Subsection 8.14(d)) of the Credit Agreement or (B) clause (h) or (o) (with respect to a Lien described in clause (h)) of the definition of “Permitted Liens” in the Term Loan Agreement as in effect on the date hereof (or any corresponding provision of the Credit Agreement, the Term Loan Agreement or any Additional Credit Facility; provided that such provision (other than any as in effect on the date hereof) is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (but in each case only for so long as such Liens are in place)); or (2) any other property consisting solely of (i) cash, Cash Equivalents, Temporary Cash Investments or Investment Grade Securities, together with proceeds, dividends and distributions in respect thereof, (ii) any assets relating to such assets, proceeds, dividends or distributions or to Hedging Obligations that are the subject of a Lien as described in this clause, and/or (iii) any other assets consisting of, relating to or arising under or in connection with (1) Hedging Obligations that are the subject of a Lien as described in this clause or (2) any agreements, instruments or documents governing or evidencing Hedging Obligations that are the subject of a Lien as described in this clause or to any of the assets referred to in any of subclauses (i) through (iii), that would otherwise be included in the Security Collateral (and such other property shall not be deemed to constitute a part of the Security Collateral) if such other property (A) is subject to any Lien in described in Subsection 8.14(v) of the Credit Agreement or (B) is subject to any Lien in respect of Hedging Obligations (as defined in the Term Loan Agreement as in effect on the date hereof) permitted by Section 8.6 of the Term Loan Agreement as in effect on the date hereof as a “Permitted Lien” pursuant to clause (h), or (with respect to such a Lien described clause (h) of such term) clause (o) of the definition of such term (or any corresponding provision of the Credit Agreement, the Term Loan Agreement or any Additional Credit

LEGAL_US_E # 155827293.3 19 1006148456v9 Facility; provided that such provision (other than any as in effect on the date hereof) is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (but in each case only for so long as such Liens are in place)); (c) any property that would otherwise be included in the Security Collateral (and such property shall not be deemed to constitute a part of the Security Collateral) if such property (x) has been sold or otherwise transferred in connection with a Special Purpose Financing (as defined in the Term Loan Agreement as in effect on the date hereof), or (y) constitutes the proceeds or products of any property that has been sold or otherwise transferred pursuant to such Special Purpose Financing (other than any payments received by any Granting Party in payment for the sale and transfer of such property in such Special Purpose Financing), or (z) is subject to any Liens securing Indebtedness incurred in compliance with Section 8.1(b)(ix) of the Term Loan Agreement as in effect on the date hereof or permitted by Section 8.6 of the Term Loan Agreement as in effect on the date hereof as “Permitted Liens” permitted pursuant to clause (r) of the definition of such term (or any corresponding provision of the Credit Agreement, the Term Loan Agreement or any Additional Credit Facility; provided that such provision (other than any as in effect on the date hereof) is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (but in each case only for so long as such Liens are in place)); (d) any property that would otherwise be included in the Security Collateral (and such property shall not be deemed to constitute a part of the Security Collateral) if such property has been sold or otherwise transferred in connection with a sale and leaseback transaction permitted under (x) Subsection 8.5 of the Credit Agreement, or is subject to any Liens permitted under Subsection 8.14 of the Credit Agreement and consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (or any corresponding provision of the Credit Agreement, the Term Loan Agreement or any Additional Credit Facility; provided that such provision (other than any as in effect on the date hereof) is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement (but in each case only for so long as such Liens are in place)) or (y) Section 8.4 of the Term Loan Agreement as in effect on the date hereof, or is subject to any Liens permitted under Section 8.6 of the Term Loan Agreement as in effect on the date hereof and consists of property subject to any such sale and leaseback transaction or general intangibles related thereto (or any corresponding provision of the Credit Agreement, the Term Loan Agreement or any Additional Credit Facility; provided that such provision (other than any as in effect on the date hereof) is not materially less favorable to the Lenders than the corresponding provision in the Credit Agreement in any material respect which relate to property subject to any such sale and leaseback transaction or general intangibles related thereto (but in each case only for so long as such Liens are in place)); provided that, notwithstanding the foregoing, the security interest of the Collateral Agent shall attach to any money, securities or other consideration received by any Grantor as consideration for the sale or other disposition of such property as and to the extent such consideration would otherwise constitute Collateral;

LEGAL_US_E # 155827293.3 20 1006148456v9 (e) Capital Stock (including for these purposes any investment deemed to be Capital Stock for United States tax purposes) which is described in the proviso to the definition of Pledged Stock; (f) any Money, cash, checks, other negotiable instruments, funds and other evidence of payment held in any Deposit Account of the Parent Borrower or any of its Subsidiaries constituting a security deposit constituting a Permitted Lien with respect to obligations not in violation of the Credit Agreement for the benefit of the Parent Borrower or any of its Subsidiaries, which must be held for or returned to the applicable counterparty under applicable law or pursuant to Contractual Obligations; (g) Excluded Accounts; (h) any interest in leased real property; (i) any fee interest in owned real property; (j) any Vehicles and any assets subject to certificate of title; (k) Letter-of-Credit Rights and Commercial Tort Claims individually with a value of less than $7,500,000; (l) assets to the extent the granting or perfecting of a security interest in such assets would result in costs or other consequences to Ultimate Parent or any of its Subsidiaries as reasonably determined in writing by the Parent Borrower and the Collateral Agent is excessive in view of the benefits that would be obtained by the Secured Parties; (m) those assets over which the granting of security interests in such assets would be prohibited by contract permitted under the Credit Agreement, applicable law or regulation or the organizational or joint venture documents of any non-wholly owned Subsidiary (including permitted liens, leases and licenses) (in each case, after giving effect to the applicable anti-assignment provisions of the Code and in each case, for the avoidance of doubt, Collateral shall include proceeds and receivables of the assets described in this clause (m) to the extent that their assignment is expressly deemed effective under the Code notwithstanding such prohibitions, other than proceeds and receivables thereof to the extent that their assignment is expressly deemed effective under the Code notwithstanding such prohibitions) (provided, that (A) the foregoing exclusions of this clause (m) shall in no way be construed to apply to the extent that (1) any described breach, default or termination is ineffective under Section 9-406, 9-407, 9-408 or 9-409 of the Code or other applicable law or (2) any consent or waiver has been obtained that would permit Collateral Agent’s security interest or lien to attach notwithstanding the breach, default, or termination of such contract or document (it being understood and agreed that Ultimate Parent and its Subsidiaries shall not be required to seek any such consent or waiver) and (B) the foregoing exclusions of this clause (m) shall in no way be construed to limit, impair or otherwise affect Collateral Agent’s or any other Secured Party’s continuing security interests in and liens upon any rights or interests of any Grantor in or to (1) monies due or to become due under or in connection with any such contract or document or (2) any proceeds from the sale,

LEGAL_US_E # 155827293.3 21 1006148456v9 license, lease or other dispositions of any such contract or document), or to the extent that such security interests would result in material adverse tax consequences to Ultimate Parent, Holdings, or any one or more of its Subsidiaries as reasonably determined in writing by the Parent Borrower and notified in writing to the Collateral Agent (it being understood that the Lenders shall not require Ultimate Parent or any of its subsidiaries to enter into any security agreements or pledge agreements governed by foreign law (other than the laws of Canada and any of its provinces)); (n) Foreign Intellectual Property; (o) any aircrafts, airframes, aircraft engines, helicopters, vessels or rolling stock or any Equipment or other assets constituting a part thereof; (p) [reserved]; (q) any Capital Stock and other securities of a Subsidiary to the extent that the pledge of or grant of any other Lien on such Capital Stock or other securities for the benefit of any holders of securities results in Ultimate Parent or any of its Subsidiaries being required to file separate financial statements for such Subsidiary with the Securities and Exchange Commission (or any other governmental authority) pursuant to either Rule 3-10 or 3- 16 of Regulation S-X under the Securities Act, or any other law, rule or regulation as in effect from time to time, but only to the extent necessary to not be subject to such requirement; and (r) Margin Stock. For purposes of this Subsection 3.3, the terms “Cash Equivalents”, “Hedging Obligations” and “Investment Grade Securities” shall have the meanings given to such terms in the Term Loan Agreement as in effect on the date hereof. Notwithstanding the foregoing clauses (a) through (r), prior to the Discharge of the Term Loan Obligations (as defined in the Intercreditor Agreement), “Excluded Assets” shall not include any property or asset that is Term Loan Priority Collateral at any time such property or asset (i) constitutes “Collateral” or “Pledged Collateral” under the Term Loan Collateral Agreement and (ii) for the avoidance of doubt, is not an “Excluded Asset” under the Term Loan Collateral Agreement. 3.4 Intercreditor Relations. Notwithstanding anything herein to the contrary, it is the understanding of the parties that the Liens granted pursuant to Subsection 3.1 and 3.2 herein shall with respect to all Security Collateral other than Security Collateral constituting ABL Priority Collateral, (x) prior to the Discharge of the Term Loan Obligations (as defined in the Intercreditor Agreement), be subject and subordinate to the Liens granted to the Term Loan Agent for the benefit of the Term Loan Lenders to secure the Indebtedness under the applicable Term Loan Agreement pursuant to the Term Loan Collateral Agreement and (y) prior to the applicable Discharge of Additional Obligations (as defined in the Intercreditor Agreement), be subject and subordinate to the Liens granted to any Additional Agent for the benefit of the holders of the applicable Additional Obligations to secure such Additional Obligations pursuant

LEGAL_US_E # 155827293.3 22 1006148456v9 to the applicable Additional Collateral Documents. The Collateral Agent acknowledges and agrees that the relative priority of the Liens granted to the Collateral Agent, the Term Loan Agent and any Additional Agent may be determined solely pursuant to the Intercreditor Agreement, and not by priority as a matter of law or otherwise. Notwithstanding anything herein to the contrary, the Liens and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control as among the Collateral Agent, the Term Loan Agent and any Additional Agent. In the event of any such conflict, each Grantor may act (or omit to act) in accordance with such Intercreditor Agreement, and shall not be in breach, violation or default of its obligations hereunder by reason of doing so. Notwithstanding any other provision hereof, prior to the Discharge of the Term Loan Obligations (as defined in the Intercreditor Agreement) and the Discharge of Additional Obligations (as defined in the Intercreditor Agreement), any obligation hereunder to deliver to the Collateral Agent any Security Collateral constituting Term Loan Priority Collateral shall be satisfied by causing such Term Loan Priority Collateral to be delivered to the Term Loan Agent, or the applicable Collateral Representative or any Additional Agent, as applicable, to be held in accordance with the Intercreditor Agreement. 3.5 No New Liens. Notwithstanding anything herein to the contrary, to the extent that the Collateral Agent receives a security interest in any Security Collateral as a result of any discrepancies between Subsection 3.1 and Subsection 3.3 herein and Subsection 3.1 and Subsection 3.3 of the Term Loan Collateral Agreement, which assets are not also subject to the Lien of the Term Loan Agent under the Term Loan Collateral Agreement, each Granting Party hereby grants a security interest in such Security Collateral to the Term Loan Agent to secure the Term Loan Obligations (as defined in the Intercreditor Agreement) and the Collateral Agent shall be deemed to also hold and have held a security interest on such assets for the benefit of the Term Loan Agent (which security interest shall be subject to the terms of the Intercreditor Agreement) as security for the Term Loan Obligations (as defined in the Intercreditor Agreement) and shall promptly notify the Term Loan Agent in writing of the existence of such Lien in accordance with Section 2.5 of the Intercreditor Agreement. SECTION 4. REPRESENTATIONS AND WARRANTIES 4.1 Representations and Warranties of Each Guarantor. To induce the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Guarantor hereby represents and warrants to the Collateral Agent and each other Secured Party that the representations and warranties set forth in Section 5 of the Credit Agreement as they relate to such Guarantor or to the Loan Documents to which such Guarantor is a party, each of which representations and warranties is hereby incorporated herein by reference, are true and correct in all material respects, and the Collateral Agent and each other Secured Party shall be entitled to rely on each of such representations and warranties as if fully set forth herein; provided that each reference in each such representation and warranty to the Parent Borrower’s knowledge shall, for the purposes of this Subsection 4.1, be deemed to be a reference to such Guarantor’s knowledge.

LEGAL_US_E # 155827293.3 23 1006148456v9 4.2 Representations and Warranties of Each Grantor. To induce the Collateral Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby represents and warrants to the Collateral Agent and each other Secured Party that, in each case after giving effect to the Transactions: 4.2.1 Title; No Other Liens. Except for the security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and the other Liens permitted to exist on such Grantor’s Collateral by the Credit Agreement, such Grantor owns each item of such Grantor’s Collateral free and clear of any and all Liens. Except as set forth on Schedule 3, (x) in the case of the ABL Priority Collateral, no currently effective financing statement or other similar public notice with respect to all or any part of such Grantor’s ABL Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia and (y) in the case of the Term Loan Priority Collateral, to the knowledge of such Grantor, no currently effective financing statement or other similar public notice with respect to any Lien securing Indebtedness on all or any part of such Grantor’s Term Loan Priority Collateral is on file or of record in any public office in the United States of America, any state, territory or dependency thereof or the District of Columbia, except, in each case, such as have been filed in favor of the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement or as are permitted by the Credit Agreement or any other Loan Document or for which termination statements will be delivered on the Closing Date. 4.2.2 Perfected First Priority Liens (a) This Agreement is effective to create, as collateral security for the Obligations of such Grantor, valid and enforceable Liens on such Grantor’s Security Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. (b) Except with regard to (i) Liens (if any) on Specified Assets and (ii) any rights in favor of the United States government as required by law (if any), upon the completion of the Filings and, with respect to Instruments, Chattel Paper and Documents upon the earlier of such Filing or the delivery to and continuing possession by the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, of all Instruments, Chattel Paper and Documents a security interest in which is perfected by possession, and the obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable (or their respective agents appointed for purposes of perfection), in accordance with the Intercreditor Agreement of all Deposit Accounts, Blocked Accounts, the Collateral Proceeds Account, Electronic Chattel Paper and Letter-of-Credit Rights a security interest in which is perfected by “control” and in the case of Commercial Tort Actions (other than such Commercial Tort Actions listed on Schedule 7 on the date of this Agreement), the taking of the actions required by

LEGAL_US_E # 155827293.3 24 1006148456v9 Subsection 5.2.12 herein, the Liens created pursuant to this Agreement will constitute valid Liens on and (to the extent provided herein) perfected security interests in such Grantor’s Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, and will be prior to all other Liens of all other Persons securing Indebtedness, in each case other than Permitted Liens (and subject to the Intercreditor Agreement), and enforceable as such as against all other Persons other than Ordinary Course Transferees, except to the extent that the recording of an assignment or other transfer of title to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent (in accordance with the applicable Intercreditor Agreement) or the recording of other applicable documents in the United States Patent and Trademark Office or United States Copyright Office may be necessary for perfection or enforceability, and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. As used in this Subsection 4.2.2(b), the following terms shall have the following meanings: “Filings”: the filing or recording of (i) the Financing Statements as set forth in Schedule 3, (ii) this Agreement or a notice thereof with respect to Intellectual Property as set forth in Schedule 3, and (iii) any filings after the Closing Date in any other jurisdiction as may be necessary under any Requirement of Law. “Financing Statements”: the financing statements delivered to the Collateral Agent by such Grantor on the Closing Date for filing in the jurisdictions listed in Schedule 4. “Ordinary Course Transferees”: (i) with respect to goods only, buyers in the ordinary course of business and lessees in the ordinary course of business to the extent provided in Section 9-320(a) and 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction, (ii) with respect to general intangibles only, licensees in the ordinary course of business to the extent provided in Section 9-321 of the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction and (iii) any other Person who is entitled to take free of the Lien pursuant to the Uniform Commercial Code as in effect from time to time in the relevant jurisdiction. “Specified Assets”: the following property and assets of such Grantor: (1) Patents, Patent Licenses, Trademarks and Trademark Licenses to the extent that (a) Liens thereon cannot be perfected by the filing of financing statements under the Uniform Commercial Code or by the filing and acceptance thereof in the United States Patent and Trademark Office or (b) such Patents, Patent Licenses, Trademarks and Trademark Licenses are not, individually or in the aggregate, material to the business of the Parent Borrower and its Subsidiaries taken as a whole; (2) Copyrights and Copyright Licenses with respect thereto and Accounts or receivables arising therefrom to the extent that the

LEGAL_US_E # 155827293.3 25 1006148456v9 Uniform Commercial Code as in effect from time to time in the relevant jurisdiction is not applicable to the creation or perfection of Liens thereon; (3) Collateral for which the perfection of Liens thereon requires filings in or other actions under the laws of jurisdictions outside of the United States of America, any State, territory or dependency thereof or the District of Columbia; (4) Goods included in Collateral received by any Person from any Grantor for “sale or return” within the meaning of Section 2-326 of the Uniform Commercial Code of the applicable jurisdiction, to the extent of claims of creditors of such Person; (5) Fixtures, Vehicles, any other assets subject to certificates of title and Money; and Cash Equivalents (except to the extent maintained in a Blocked Account and other than Cash Equivalents constituting Investment Property to the extent a security interest is perfected by the filing of a financing statement); (6) Proceeds of Accounts or Inventory which do not themselves constitute Collateral or which do not constitute identifiable Cash Proceeds or which have not yet been transferred to or deposited in the Collateral Proceeds Account (if any) or to a Blocked Account; and, (7) Uncertificated securities (to the extent a security interest is not perfected by the filing of a financing statement). 4.2.3 Jurisdiction of Organization. On the date hereof, such Grantor’s jurisdiction of organization is specified on Schedule 4. 4.2.4 Farm Products. None of such Grantor’s Collateral constitutes, or is the Proceeds of, Farm Products. 4.2.5 Accounts Receivable. The amounts represented by such Grantor to the Administrative Agent or the other Secured Parties from time to time as owing by each account debtor or by all account debtors in respect of such Grantor’s Accounts Receivable constituting Security Collateral will at such time be the correct amount, in all material respects, actually owing by such account debtor or debtors thereunder, except to the extent that appropriate reserves therefor have been established on the books of such Grantor in accordance with GAAP. Unless otherwise indicated in writing to the Administrative Agent, each Account Receivable of such Grantor arises out of a bona fide sale and delivery of goods or rendition of services by such Grantor. Such Grantor has not given any account debtor any deduction in respect of the amount due under any such Account, except in the ordinary course of business or as such Grantor may otherwise advise the Administrative Agent in writing. 4.2.6 Patents, Copyrights and Trademarks. Schedule 5 lists all material Trademarks, material Copyrights and material Patents, in each case, registered in the United

LEGAL_US_E # 155827293.3 26 1006148456v9 States Patent and Trademark Office or the United States Copyright Office, as applicable, and owned by such Grantor in its own name as of the date hereof, and all material Trademark Licenses, all material Copyright Licenses and all material Patent Licenses (including, without limitation, material Trademark Licenses for registered Trademarks, material Copyright Licenses for registered Copyrights and material Patent Licenses for registered Patents) owned by such Grantor in its own name as of the date hereof, in each case, that is solely United States Intellectual Property. 4.3 Representations and Warranties of Each Pledgor. To induce the Collateral Agent, the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the Borrowers thereunder, each Pledgor hereby represents and warrants to the Collateral Agent and each other Secured Party that: 4.3.1 Except as provided in Subsection 3.3, the shares of Pledged Stock pledged by such Pledgor hereunder constitute (i) in the case of shares of a Domestic Subsidiary, all the issued and outstanding shares of all classes of the Capital Stock of such Domestic Subsidiary owned by such Pledgor and (ii) in the case of any Pledged Stock constituting Capital Stock of any Foreign Subsidiary (other than a Foreign Subsidiary that is or becomes a Loan Party), such percentage (not more than 65%) as is specified on Schedule 2 of all the issued and outstanding shares of all classes of the Capital Stock of each such Foreign Subsidiary owned by such Pledgor. 4.3.2 [Reserved]. 4.3.3 Such Pledgor is the record and beneficial owner of, and has good title to, the Pledged Securities pledged by it hereunder, free of any and all Liens securing Indebtedness owing to any other Person, except the security interest created by this Agreement and Permitted Liens. 4.3.4 Upon the delivery to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, of the certificates evidencing the Pledged Securities held by such Pledgor together with executed undated stock powers or other instruments of transfer, the security interest created in such Pledged Securities constituting certificated securities by this Agreement, assuming the continuing possession of such Pledged Securities by the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Term Loan Agent, the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any Persons purporting to purchase such Pledged Securities from such Pledgor to the extent provided in and governed by the Code, in each case subject to Permitted Liens (and the Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting

LEGAL_US_E # 155827293.3 27 1006148456v9 creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. 4.3.5 Upon the earlier of (x) (to the extent a security interest in uncertificated securities may be perfected by the filing of a financing statement) the filing of the financing statements listed on Schedule 3 hereto and (y) the obtaining and maintenance of “control” (as described in the Code) by the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent (or their respective agents appointed for purposes of perfection), as applicable, in accordance with the Intercreditor Agreement, of all Pledged Securities that constitute uncertificated securities, the security interest created by this Agreement in such Pledged Securities that constitute uncertificated securities, will constitute a valid, perfected first priority (subject, in terms of priority only, to the priority of the Liens of the Term Loan Agent, the applicable Collateral Representative and any Additional Agent) security interest in such Pledged Securities constituting uncertificated securities to the extent provided in and governed by the Code, enforceable in accordance with its terms against all creditors of such Pledgor and any persons purporting to purchase such Pledged Securities from such Pledgor, to the extent provided in and governed by the Code, in each case subject to Permitted Liens (and the Intercreditor Agreement), and except as to enforcement, as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights’ generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. SECTION 5. COVENANTS 5.1 Covenants of Each Guarantor. Each Guarantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing, shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the applicable Issuing Lenders) and the Commitments shall have terminated, (ii) the sale or other disposition of all of the Capital Stock of such Guarantor (other than to Holdings, the Parent Borrower or any Restricted Subsidiary), or, if such Guarantor is a Subsidiary of the Parent Borrower, any other transaction or occurrence as a result of which such Guarantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) such Guarantor becoming an Excluded Subsidiary, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its Restricted Subsidiaries or (iv) as to Holdings, Holdings is released from its obligations hereunder pursuant to Subsection 9.16(h). 5.2 Covenants of Each Grantor. Each Grantor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earliest to occur of (i) the date upon which the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of

LEGAL_US_E # 155827293.3 28 1006148456v9 Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the applicable Issuing Lenders) and the Commitments shall have terminated, (ii) a sale or other disposition of all of the Capital Stock of such Grantor (other than to Holdings, the Parent Borrower or any Restricted Subsidiary), or, if such Grantor is a Subsidiary of the Parent Borrower, any other transaction or occurrence as a result of which such Grantor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) such Grantor becoming an Excluded Subsidiary or (iv) as to Holdings, Holdings is released from its obligations hereunder pursuant to Subsection 9.16(h). 5.2.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of such Grantor’s Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Grantor shall (except as provided in the following sentence) be entitled to retain possession of all Collateral of such Grantor evidenced by any Instrument or Chattel Paper, and shall hold all such Collateral in trust for the Collateral Agent, for the benefit of the Secured Parties. In the event that an Event of Default shall have occurred and be continuing, upon the request of the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, such Instrument or Chattel Paper shall be promptly delivered to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, duly indorsed in a manner reasonably satisfactory to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, to be held as Collateral pursuant to this Agreement. Such Grantor shall not permit any other Person to possess any such Collateral at any time other than in connection with any sale or other disposition of such Collateral in a transaction permitted by the Credit Agreement or as contemplated by the Intercreditor Agreement. 5.2.2 [Reserved]. 5.2.3 Payment of Obligations. Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all material taxes, assessments and governmental charges or levies imposed upon such Grantor’s Collateral or in respect of income or profits therefrom, as well as all material claims of any kind (including, without limitation, material claims for labor, materials and supplies) against or with respect to such Grantor’s Collateral, except that no such tax, assessment, charge, levy or claim need be paid or satisfied if the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of such Grantor and except to the extent that the failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect. 5.2.4 Maintenance of Perfected Security Interest; Further Documentation. (a) Such Grantor shall use commercially reasonable efforts to maintain the security interest created by this Agreement in such Grantor’s Collateral as a perfected security interest as described in Subsection 4.2.2 and to defend the security interest created by this Agreement in

LEGAL_US_E # 155827293.3 29 1006148456v9 such Grantor’s Collateral against the claims and demands of all Persons whomsoever (subject to the other provisions hereof). (b) Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing such Grantor’s ABL Priority Collateral and such other reports in connection with such Grantor’s ABL Priority Collateral, in each case, as the Collateral Agent may reasonably request in writing, all in reasonable detail. (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Grantor, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any United States jurisdiction with respect to the security interests created hereby; provided that the Parent Borrower or such Grantor will not be required to (x) take any action in any jurisdiction other than the United States of America, or required by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral (other than with respect to a Foreign Subsidiary which is a Subsidiary Guarantor as of the date hereof or becomes a Subsidiary Guarantor pursuant to Subsection 7.9(b) of the Credit Agreement), (y) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or Pledged Notes in certificated form, delivering such Capital Stock or Pledged Notes to the Collateral Agent (or another Person as required under the Intercreditor Agreement) or (z) deliver landlord lien waivers, estoppels or collateral access letters. (d) The Collateral Agent may grant extensions of time for the creation and perfection of security interests in, or the obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents. 5.2.5 Changes in Name, Jurisdiction of Organization, etc. Such Grantor will give prompt written notice to the Collateral Agent, of any change in its name or jurisdiction of organization (whether by merger of otherwise) (and in any event within 30 days of such change); provided that, promptly thereafter such Grantor shall deliver to the Collateral Agent copies (or other evidence of filing) of all additional filed financing statements and other documents reasonably necessary to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein.

LEGAL_US_E # 155827293.3 30 1006148456v9 5.2.6 Notices. Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of: (a) any Lien (other than security interests created hereby or Permitted Liens) on any of such Grantor’s ABL Priority Collateral which would materially adversely affect the ability of the Collateral Agent to exercise any of its remedies hereunder; and (b) the occurrence of any other event which would reasonably be expected to have a material adverse effect on the security interests in the ABL Priority Collateral created hereby. 5.2.7 Pledged Stock. In the case of each Grantor that is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Subsection 5.3.1 with respect to the Pledged Stock issued by it and (iii) the terms of Subsections 6.3(c) and 6.7 shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Subsection 6.3(c) or 6.7 with respect to the Pledged Stock issued by it. 5.2.8 Accounts Receivable. (a) With respect to Accounts Receivable constituting ABL Priority Collateral, other than in the ordinary course of business or as permitted by the Loan Documents, such Grantor will not (i) grant any extension of the time of payment of any of such Grantor’s Accounts Receivable, (ii) compromise or settle any such Account Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account Receivable, (iv) allow any credit or discount whatsoever on any such Account Receivable or (v) amend, supplement or modify any Account Receivable unless such extensions, compromises, settlements, releases, credits or discounts would not reasonably be expected to materially adversely affect the value of the Accounts Receivable constituting ABL Priority Collateral taken as a whole. (b) Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it from any obligor under the Accounts Receivable constituting ABL Priority Collateral that disputes the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Accounts Receivable. 5.2.9 Maintenance of Records. (a) Such Grantor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral, including, without limitation, a record of all payments received and all credits granted with respect to such Collateral; provided that with respect to the Term Loan Priority Collateral, the satisfactory maintenance of such records shall be determined in good faith by such Grantor or the Parent Borrower. (b) In the case of ABL Priority Collateral, such Grantor shall mark the records referred to in the preceding clause (a) to evidence this Agreement and the Liens and the security interests created hereby.

LEGAL_US_E # 155827293.3 31 1006148456v9 5.2.10 Acquisition of Intellectual Property. Concurrently with the delivery of the annual Compliance Certificate pursuant to Subsection 7.2(b) of the Credit Agreement, such Grantor will notify the Collateral Agent of any acquisition by such Grantor of (i) any registration of any material United States Copyright, Patent or Trademark or (ii) any exclusive rights under a material United States Copyright License, Patent License or Trademark License constituting Collateral, and shall take such actions as may be reasonably necessary (but only to the extent such actions are within such Grantor’s control) to perfect the security interest granted to the Collateral Agent and the other Secured Parties therein, to the extent provided herein in respect of any United States Copyright, Patent or Trademark constituting Collateral on the date hereof, by (x) the execution and delivery of an amendment or supplement to this Agreement (or amendments to any such agreement previously executed or delivered by such Grantor) and/or (y) the making of appropriate filings (I) of financing statements under the Uniform Commercial Code of any applicable jurisdiction and/or (II) in the United States Patent and Trademark Office, or with respect to Copyrights and Copyright Licenses, another applicable United States office). 5.2.11 [Reserved]. 5.2.12 Commercial Tort Actions. All Commercial Tort Actions of each Grantor in existence on the date of this Agreement in an amount of $7,500,000 or greater, known to such Grantor on the date hereof, are described in Schedule 7 hereto. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Action in an amount of $7,500,000, such Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement. 5.2.13 Deposit Accounts; Etc. Such Grantor shall take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no breach of Subsection 4.16 of the Credit Agreement is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries. 5.2.14 Protection of Trademarks. Such Grantor shall, with respect to any Trademarks that are material to the business of such Grantor, use commercially reasonable efforts not to cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademarks at a level at least substantially consistent with the quality of such products and services as of the date hereof, and shall use commercially reasonable efforts to take all steps reasonably necessary to ensure that licensees of such Trademarks use such consistent standards of quality, except as would not reasonably be expected to have a Material Adverse Effect. 5.2.15 Protection of Intellectual Property. Subject to and except as permitted by the Term Loan Agreement as in effect on the date hereof, such Grantor shall use commercially reasonable efforts not to do any act or omit to do any act whereby any of the Intellectual Property that is material to the business of Grantor may lapse, expire, or become abandoned, or unenforceable, except as would not reasonably be expected to have a Material Adverse Effect.

LEGAL_US_E # 155827293.3 32 1006148456v9 5.2.16 Assignment of Letter-of-Credit Rights. In the case of any Letter-of-Credit Rights of any Grantor in any letter of credit exceeding $7,500,000 in value acquired following the Closing Date, such Grantor shall use its commercially reasonable efforts to promptly obtain the consent of the issuer thereof and any nominated person thereon to the assignment of the proceeds of the related letter of credit in accordance with Section 5-114(c) of the UCC. 5.3 Covenants of Each Pledgor. Each Pledgor covenants and agrees with the Collateral Agent and the other Secured Parties that, from and after the date of this Agreement until the earlier to occur of (i) the Loans, any Reimbursement Obligations, and all other Obligations then due and owing shall have been paid in full in cash, no Letter of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized in a manner satisfactory to the applicable Issuing Lenders) and the Commitments shall have terminated, (ii) the sale or other disposition of all of the Capital Stock of such Pledgor (other than to Holdings, the Parent Borrower or any Restricted Subsidiary), or, if such Pledgor is a Subsidiary of the Parent Borrower, any other transaction or occurrence as a result of which such Pledgor ceases to be a Restricted Subsidiary of the Parent Borrower, in each case that is permitted under the Credit Agreement, (iii) such Pledgor becoming an Excluded Subsidiary or (iv) as to Holdings, Holdings is released from its obligations hereunder pursuant to Subsection 9.16(h). 5.3.1 Additional Shares. If such Pledgor shall, as a result of its ownership of its Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any stock certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), stock option or similar rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Pledgor shall accept the same as the agent of the Collateral Agent and the other Secured Parties, hold the same in trust for the Collateral Agent and the other Secured Parties and deliver the same forthwith to the Collateral Agent (who will hold the same on behalf of the Secured Parties), or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, in the exact form received, duly indorsed by such Pledgor to the Collateral Agent, or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Collateral Agent, or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, subject to the terms hereof, as additional collateral security for the Obligations (subject to Subsection 3.3 and provided that in no event shall there be pledged, nor shall any Pledgor be required to pledge, more than 65% of any series of the outstanding Capital Stock of any Foreign Subsidiary (other than a Foreign Subsidiary that is or becomes a Loan Party) pursuant to this Agreement). If an Event of Default shall have occurred and be continuing, any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer (except any liquidation or dissolution of any Subsidiary of the Parent Borrower in accordance with the Credit Agreement) shall be paid over to the Collateral Agent, or the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement to be held by the Collateral Agent, or

LEGAL_US_E # 155827293.3 33 1006148456v9 the Term Loan Agent, any applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, to be held by the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement subject to the terms hereof as additional collateral security for the Obligations, in each case except as otherwise provided by the Intercreditor Agreement. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Pledgor, such Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement hold such money or property in trust for the Secured Parties, segregated from other funds of such Pledgor, as additional collateral security for the Obligations. 5.3.2 [Reserved]. 5.3.3 Pledged Notes. Such Pledgor shall, on the date of this Agreement (or on such later date upon which it becomes a party hereto pursuant to Subsection 9.15), deliver to the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, all Pledged Notes then held by such Pledgor (excluding any Pledged Note the principal amount of which does not exceed $7,500,000), endorsed in blank or, at the request of the Collateral Agent, endorsed to the Collateral Agent. Furthermore, within ten Business Days (or such longer period as may be agreed by the Collateral Agent in its sole discretion) after any Pledgor obtains a Pledged Note with a principal amount in excess of $7,500,000, such Pledgor shall cause such Pledged Note to be delivered to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, endorsed in blank or, at the request of the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement, endorsed to the Collateral Agent, or the Term Loan Agent, or the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the Intercreditor Agreement. 5.3.4 Maintenance of Security Interest. Such Pledgor shall use commercially reasonable efforts to defend the security interest created by this Agreement in such Pledgor’s Pledged Collateral against the claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Collateral Agent and at the sole expense of such Pledgor, such Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted by such Pledgor provided further that the Parent Borrower or such Pledgor

LEGAL_US_E # 155827293.3 34 1006148456v9 will not be required to (x) take any action in any jurisdiction other than the United States of America, or required by the laws of any such jurisdiction, in order to create any security interests (or other Liens) in assets located or titled outside of the United States of America or to perfect any security interests (or other Liens) in any Collateral (other than with respect to a Foreign Subsidiary which is a Subsidiary Guarantor as of the date hereof or becomes a Subsidiary Guarantor pursuant to Subsection 7.9(b) of the Credit Agreement), (y) deliver control agreements with respect to, or confer perfection by “control” over, any deposit accounts, bank or securities account or other Collateral, except (A) as required by Subsection 4.16 of the Credit Agreement and (B) in the case of Collateral that constitutes Capital Stock or intercompany notes in certificated form, delivering such Capital Stock or intercompany notes (in the case of intercompany notes, limited to any such note with a principal amount in excess of $7,500,000) to the Collateral Agent (or another Person as required under the Intercreditor Agreement) or (z) deliver landlord lien waivers, estoppels or collateral access letters. SECTION 6. REMEDIAL PROVISIONS 6.1 Certain Matters Relating to Accounts. (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right to make test verifications of the Accounts Receivable constituting Collateral in any reasonable manner and through any reasonable medium that it reasonably considers advisable, and the relevant Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon the Collateral Agent’s reasonable request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others reasonably satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts Receivable constituting Collateral. (b) The Collateral Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable constituting Collateral and the Collateral Agent may curtail or terminate said authority at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default. If required by the Collateral Agent at any time, without limiting the Collateral Agent’s rights under Subsection 4.16 of the Credit Agreement, after the occurrence and during the continuance of an Event of Default, any Proceeds constituting payments or other cash proceeds of Accounts Receivables constituting Collateral, when collected by such Grantor, (i) shall be forthwith (and, in any event, within two (2) Business Days of receipt by such Grantor) deposited in, or otherwise transferred by such Grantor to, the Collateral Proceeds Account, subject to withdrawal by the Collateral Agent for the account of the Secured Parties only as provided in Subsection 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Grantor. All Proceeds constituting collections or other cash proceeds of Accounts Receivable constituting Collateral while held by the Collateral Account Bank (or by any Grantor in trust for the benefit of the Collateral Agent and the other Secured Parties) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time when an Event of Default has occurred and is continuing, at the Collateral

LEGAL_US_E # 155827293.3 35 1006148456v9 Agent’s election, each of the Collateral Agent and the Administrative Agent may apply all or any part of the funds on deposit in the Collateral Proceeds Account established by the relevant Grantor to the payment of the Obligations of such Grantor then due and owing, such application to be made as set forth in Subsection 6.5 hereof. So long as no Event of Default has occurred and is continuing, the funds on deposit in the Collateral Proceeds Account shall be remitted as provided in Subsection 6.1(d) hereof. (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at the Collateral Agent’s request, each Grantor shall deliver to the Collateral Agent copies or, if required by the Collateral Agent for the enforcement thereof or foreclosure thereon, originals of all documents held by such Grantor evidencing, and relating to, the agreements and transactions which gave rise to such Grantor’s Accounts Receivable constituting Collateral, including, without limitation, all statements relating to such Grantor’s Accounts Receivable constituting Collateral and all orders, invoices and shipping receipts. (d) So long as no Event of Default has occurred and is continuing, the Collateral Agent shall instruct the Collateral Account Bank to promptly remit any funds on deposit in each Grantor’s Collateral Proceeds Account to a Blocked Account of such Grantor, maintained in compliance with the provisions of Subsection 4.16 of the Credit Agreement. In the event that an Event of Default has occurred and is continuing, the Collateral Agent and the Grantors agree that the Collateral Agent, at its option, may require that each Collateral Proceeds Account of each Grantor be established at the Collateral Agent. Subject to Subsection 4.16 of the Credit Agreement, each Grantor shall have the right, at any time and from time to time, to withdraw such of its own funds from its own Blocked Accounts, and to maintain such balances in its Blocked Accounts, as it shall deem to be necessary or desirable. 6.2 Communications with Obligors; Grantors Remain Liable (a) The Collateral Agent in its own name or in the name of others, may at any time and from time to time after the occurrence and during the continuance of an Event of Default, communicate with obligors under the Accounts Receivable constituting Collateral and parties to the Contracts (in each case, to the extent constituting Collateral) to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts Receivable or Contracts. (b) Upon the request of the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on such Grantor’s Accounts Receivable and parties to such Grantor’s Contracts (in each case, to the extent constituting Collateral) that such Accounts Receivable and such Contracts have been assigned to the Collateral Agent, for the benefit of the Secured Parties, and that payments in respect thereof shall be made directly to the Collateral Agent. (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of such Grantor’s Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. None of the Collateral Agent, the Administrative Agent or any other Secured Party shall have any obligation or liability under any Account

LEGAL_US_E # 155827293.3 36 1006148456v9 Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating thereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times. 6.3 Pledged Stock (a) Unless an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given notice to the relevant Pledgor of the Collateral Agent’s intent to exercise its corresponding rights pursuant to Subsection 6.3(b), each Pledgor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, and to exercise all voting and corporate rights with respect to the Pledged Stock. (b) If an Event of Default shall occur and be continuing and the Collateral Agent shall give written notice of its intent to exercise such rights to the relevant Pledgor or Pledgors (which notice may be delivered substantially concurrently with any such exercise), (i) the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Stock and make application thereof to the Obligations of the relevant Pledgor as provided in the Credit Agreement consistent with Subsection 6.5, and (ii) any or all of the Pledged Stock shall be registered in the name of the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent or the respective nominee thereof, and the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable or acting through its respective nominee, if applicable, in accordance with the terms of the Intercreditor Agreement, may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Stock at any meeting of shareholders of the relevant Issuer or Issuers or otherwise (including, for the avoidance of doubt, by written consent in lieu of a meeting) and (y) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the relevant Pledgor or the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, may reasonably determine), all without liability to the maximum extent permitted by applicable law (other than

LEGAL_US_E # 155827293.3 37 1006148456v9 for its gross negligence or willful misconduct) except to account for property actually received by it, but the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, shall have no duty, to any Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing, provided that the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, shall not exercise any voting or other consensual rights pertaining to the Pledged Stock in any way that would constitute an exercise of the remedies described in Subsection 6.6 other than in accordance with Subsection 6.6. (c) Each Pledgor hereby authorizes and instructs each Issuer or maker of any Pledged Securities pledged by such Pledgor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing with respect to Capital Stock in such Issuer that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Pledgor, and each Pledgor agrees that each Issuer or maker shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Securities directly to the Collateral Agent. 6.4 Proceeds to be Turned Over to the Collateral Agent. In addition to the rights of the Collateral Agent specified in Subsection 6.1 with respect to payments of Accounts Receivable constituting Collateral, if an Event of Default shall occur and be continuing, and the Collateral Agent shall have instructed any Grantor to do so, all Proceeds of Collateral received by such Grantor consisting of cash, checks and other Cash Equivalent items shall be held by such Grantor in trust for the Collateral Agent and the other Secured Parties hereto, or the Term Loan Agent and the other Secured Parties (as defined in the Term Loan Collateral Agreement) or any Additional Agent and the other applicable Additional Secured Parties (as defined in the Intercreditor Agreement), or the applicable Collateral Representative, as applicable, in accordance with the terms of the Intercreditor Agreement, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent, or the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement (or their respective agents appointed for purposes of perfection), in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, the Term Loan Agent, the applicable Collateral Representative or any Additional Agent, as applicable, in accordance with the terms of the Intercreditor Agreement, if required). All Proceeds of Collateral received by the Collateral Agent hereunder shall be held by the Collateral Agent in the relevant Collateral Proceeds Account maintained under its sole dominion and control. All Proceeds of Collateral while held by the Collateral Agent in such Collateral Proceeds Account (or by the relevant Grantor in trust for the Collateral Agent and the other Secured Parties) shall continue to be held as collateral security for all the Obligations of such Grantor and shall not constitute payment thereof until applied as provided in Subsection 6.5. 6.5 Application of Proceeds. It is agreed that if an Event of Default shall occur and be continuing, any and all Proceeds of the relevant Granting Party’s Collateral (as defined in

LEGAL_US_E # 155827293.3 38 1006148456v9 the Credit Agreement) received by the Collateral Agent (whether from the relevant Granting Party or otherwise) shall be held by the Collateral Agent for the benefit of the Secured Parties as collateral security for the Obligations of the relevant Granting Party (whether matured or unmatured), and/or then or at any time thereafter may, in the sole discretion of the Collateral Agent, subject to the Intercreditor Agreement, shall be applied by the Collateral Agent against the Obligations of the relevant Granting Party then due and owing in the order of priority set forth in the Credit Agreement. 6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations to the extent permitted by applicable law, all rights and remedies of a secured party under the Code and under any other applicable law and in equity. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Granting Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances, forthwith collect, receive, appropriate and realize upon the Security Collateral, or any part thereof, and/or may forthwith, subject to any existing reserved rights or licenses, sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Security Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. To the extent permitted by law, the Collateral Agent or any other Secured Party shall have the right, upon any such sale or sales, to purchase the whole or any part of the Security Collateral so sold, free of any right or equity of redemption in such Granting Party, which right or equity is hereby waived and released. Each Granting Party further agrees, at the Collateral Agent’s request (subject to the Intercreditor Agreement), to assemble the Security Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Granting Party’s premises or elsewhere. The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Subsection 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Security Collateral or in any way relating to the Security Collateral or the rights of the Collateral Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations of the relevant Granting Party then due and owing, in the order of priority specified in Subsection 6.5 above, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a)(3) of the Code, need the Collateral Agent account for the surplus, if any, to such Granting Party. To the extent permitted by applicable law, (i) such Granting Party waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the repossession, retention or sale of the Security Collateral, other than any such claims, damages and demands that may arise from

LEGAL_US_E # 155827293.3 39 1006148456v9 the gross negligence or willful misconduct of any of the Collateral Agent or such other Secured Party (as determined by a court of competent jurisdiction in a final and non-appealable decision), and (ii) if any notice of a proposed sale or other disposition of Security Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. 6.7 Registration Rights (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Subsection 6.6, and if in the reasonable opinion of the Collateral Agent it is necessary or reasonably advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Pledgor will use its reasonable best efforts to cause the Issuer thereof to (i) execute and deliver, and use its reasonable best efforts to cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the reasonable opinion of the Collateral Agent, necessary or advisable to register such Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its reasonable best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of not more than one year from the date of the first public offering of such Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the reasonable opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Such Pledgor agrees to use its reasonable best efforts to cause such Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all states and the District of Columbia that the Collateral Agent shall reasonably designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act. (b) Such Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of any or all such Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Such Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, to the extent permitted by applicable law, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall not be under any obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. (c) Such Pledgor agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of such Pledged Stock pursuant to this Subsection 6.7 valid and binding and in compliance with any and all other applicable Requirements of Law. Such Pledgor further agrees that a breach of any of the covenants contained in this Subsection 6.7 will cause irreparable injury to the

LEGAL_US_E # 155827293.3 40 1006148456v9 Collateral Agent and the Lenders, that the Collateral Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Subsection 6.7 shall be specifically enforceable against such Pledgor, and to the extent permitted by applicable law, such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred or is continuing under the Credit Agreement. 6.8 Waiver; Deficiency. Each Granting Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Security Collateral are insufficient to pay in full, the Loans, Reimbursement Obligations constituting Obligations of such Granting Party and, to the extent then due and owing, all other Obligations of such Granting Party and the reasonable fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency. 6.9 License. Each Granting Party hereby grants to the Collateral Agent a royalty-free license and right to use the Intellectual Property, including but not limited to, any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, and advertising matter, whether owned by such Granting Party or with respect to which such Granting Party has rights under license, sublicense, or other agreements (including any Intellectual Property license), but only to the extent (i) such license, sublicense or agreement does not prohibit such license to or use by the Collateral Agent, and (ii) such Grantor will not be in default under such license, sublicense, or other agreement as a result of such license to or use by the Collateral Agent, solely for the purposes of preparing for sale, advertising for sale and selling or otherwise disposing of any Collateral after the occurrence of an Event of Default that is continuing, and each Granting Party’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent. SECTION 7. THE COLLATERAL AGENT 7.1 Collateral Agent’s Appointment as Attorney-in-Fact, etc. (a) Each Granting Party hereby irrevocably constitutes and appoints the Collateral Agent and any authorized officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Granting Party and in the name of such Granting Party or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement to the extent permitted by applicable law, provided that the Collateral Agent agrees not to exercise such power except upon the occurrence and during the continuance of any Event of Default, and in accordance with and subject to the Intercreditor Agreement. Without limiting the generality of the foregoing, at any time when an Event of Default has occurred and is continuing (in each case to the extent permitted by applicable law and subject to the Intercreditor Agreement), (x) each Pledgor hereby gives the Collateral Agent the power and right, on behalf of such Pledgor, without notice or assent by such Pledgor, to execute, in connection with any sale provided for in Subsection 6.6(a) or 6.7, any indorsements, assessments or other instruments of conveyance or transfer with respect to such Pledgor’s Pledged Collateral, and (y) each Grantor hereby gives the Collateral Agent the power and right,

LEGAL_US_E # 155827293.3 41 1006148456v9 on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following: (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor and file any claim or take any other action or institute any proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account Receivable of such Grantor that constitutes Collateral or with respect to any other Collateral of such Grantor whenever payable; (ii) in the case of any Copyright, Patent, or Trademark constituting Collateral of such Grantor, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to such Grantor to evidence the Collateral Agent’s and the Lenders’ security interest in such Copyright, Patent, or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby consents to the non-exclusive royalty free use by the Collateral Agent of any Copyright, Patent or Trademark owned by such Grantor included in the Collateral for the purposes of disposing of any ABL Priority Collateral; (iii) pay or discharge taxes and Liens, other than Liens permitted under this Agreement or the other Loan Documents, levied or placed on the Collateral of such Grantor, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; and (iv) (A) direct any party liable for any payment under any of the Collateral of such Grantor to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral of such Grantor; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral of such Grantor; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral of such Grantor or any portion thereof and to enforce any other right in respect of any Collateral of such Grantor; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral of such Grantor; (F) settle, compromise or adjust any such suit, action or proceeding described in clause (E) above and, in

LEGAL_US_E # 155827293.3 42 1006148456v9 connection therewith, to give such discharges or releases as the Collateral Agent may deem appropriate; (G) subject to any existing reserved rights or licenses, assign any Copyright, Patent or Trademark constituting Collateral of such Grantor (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral of such Grantor as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary to protect, preserve or realize upon the Collateral of such Grantor and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do. (c) The reasonable expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Subsection 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due ABR Loans that are Revolving Credit Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Granting Party, shall be payable by such Granting Party to the Collateral Agent on demand. (d) Each Granting Party hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable as to the relevant Granting Party until this Agreement is terminated as to such Granting Party, and the security interests in the Security Collateral of such Granting Party created hereby are released. 7.2 Duty of Collateral Agent. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Security Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. None of the Collateral Agent or any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Security Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Collateral upon the request of any Granting Party or any other Person or, except as otherwise provided herein, to take any other action whatsoever with regard to the Security Collateral or any part thereof. The powers conferred on the Collateral Agent and the other Secured Parties hereunder are solely to protect the Collateral Agent’s and the other Secured Parties’ interests in the Security Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers. The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and to the maximum extent permitted by applicable law, neither they nor any of their officers, directors, employees or agents shall be responsible to any Granting Party for any act or failure to act hereunder, except as otherwise provided herein or for their own gross negligence or

LEGAL_US_E # 155827293.3 43 1006148456v9 willful misconduct (as determined by a court of competent jurisdiction in a final and non- appealable decision). 7.3 Financing Statements. Pursuant to any applicable law, each Granting Party authorizes the Collateral Agent to file or record financing statements and other filing or recording documents or instruments with respect to such Granting Party’s Security Collateral without the signature of such Granting Party in such form and in such filing offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement. Each Granting Party authorizes the Collateral Agent to use any collateral description reasonably determined by the Collateral Agent, including, without limitation, the collateral description “all personal property” or “all assets” or words of similar meaning in any such financing statements. The Collateral Agent agrees to use its commercially reasonable efforts to notify the relevant Granting Party of any financing or continuation statement filed by it, provided that any failure to give such notice shall not affect the validity or effectiveness of any such filing. 7.4 Authority of Collateral Agent. Each Granting Party acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement or any amendment, supplement or other modification of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Granting Parties, the Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Granting Party shall be under any obligation, or entitlement, to make any inquiry respecting such authority. 7.5 Right of Inspection. Upon reasonable written advance notice to any Grantor and as often as may reasonably be desired, or at any time and from time to time after the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have access at reasonable times during normal business hours to all the books, correspondence and records of such Grantor, and the Collateral Agent and its representatives may examine the same, and to the extent reasonable take extracts therefrom and make photocopies thereof, and such Grantor agrees to render to the Collateral Agent at such Grantor’s reasonable cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Collateral Agent and its representatives shall also have the right, upon reasonable advance written notice to such Grantor subject to any lease restrictions, to enter during normal business hours into and upon any premises owned, leased or operated by such Grantor where any of such Grantor’s Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein to the extent not inconsistent with the provisions of the Credit Agreement.

LEGAL_US_E # 155827293.3 44 1006148456v9 SECTION 8. NON-LENDER SECURED PARTIES 8.1 Rights to Collateral (a) The Non-Lender Secured Parties shall not have any right whatsoever to do any of the following: (i) exercise any rights or remedies with respect to the Collateral (such term, as used in this Section 8, having the meaning assigned to it in the Credit Agreement) or to direct the Collateral Agent to do the same, including, without limitation, the right to (A) enforce any Liens or sell or otherwise foreclose on any portion of the Collateral, (B) request any action, institute any proceedings, exercise any voting rights, give any instructions, make any election, notify account debtors or make collections with respect to all or any portion of the Collateral or (C) release any Granting Party under this Agreement or release any Collateral from the Liens of any Security Document or consent to or otherwise approve any such release; (ii) demand, accept or obtain any Lien on any Collateral (except for Liens arising under, and subject to the terms of, this Agreement); (iii) vote in any Bankruptcy Case or similar proceeding in respect of Holdings or any of its Subsidiaries (any such proceeding, for purposes of this clause (a), a “Bankruptcy”) with respect to, or take any other actions concerning the Collateral; (iv) receive any proceeds from any sale, transfer or other disposition of any of the Collateral (except in accordance with this Agreement); (v) oppose any sale, transfer or other disposition of the Collateral; (vi) object to any debtor-in-possession financing in any Bankruptcy which is provided by one or more Lenders among others (including on a priming basis under Section 364(d) of the Bankruptcy Code); (vii) object to the use of cash collateral in respect of the Collateral in any Bankruptcy; or (viii) seek, or object to the Lenders seeking on an equal and ratable basis, any adequate protection or relief from the automatic stay with respect to the Collateral in any Bankruptcy. (b) Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, agrees that in exercising rights and remedies with respect to the Collateral, the Collateral Agent and the Lenders, with the consent of the Collateral Agent, may enforce the provisions of the Security Documents and exercise remedies thereunder and under any other Loan Documents (or refrain from enforcing rights and exercising remedies), all in such order and in such manner as they may determine in the exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to collect, sell, dispose of or otherwise realize upon all or any part of the Collateral, to incur expenses in connection with such collection, sale, disposition or other realization and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction. The Non-Lender Secured Parties by their acceptance of the benefits of this Agreement and the other Security Documents hereby agree not to contest or otherwise challenge any such collection, sale, disposition or other realization of or upon all or any of the Collateral. Whether or not a Bankruptcy Case has been commenced, the Non-Lender Secured Parties shall be deemed to have consented to any sale or other disposition of any property, business or assets of Holdings or any of its Subsidiaries and the release of any or all of the Collateral from the Liens of any Security Document in connection therewith. (c) Notwithstanding any provision of this Subsection 8.1, the Non- Lender Secured Parties shall be entitled subject to the Intercreditor Agreement to file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleadings (A) in order to prevent any Person from seeking to foreclose on

LEGAL_US_E # 155827293.3 45 1006148456v9 the Collateral or supersede the Non-Lender Secured Parties’ claim thereto or (B) in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Non-Lender Secured Parties. Each Non- Lender Secured Party, by its acceptance of the benefits of this Agreement, agrees to be bound by and to comply with each applicable Intercreditor Agreement and authorizes the Collateral Agent to enter into the Interest Agreement on its behalf. (d) Each Non-Lender Secured Party, by its acceptance of the benefit of this Agreement, agrees that the Collateral Agent and the Lenders may deal with the Collateral, including any exchange, taking or release of Collateral, may change or increase the amount of the Borrower Obligations and/or the Guarantor Obligations, and may release any Granting Party from its Obligations hereunder, all without any liability or obligation (except as may be otherwise expressly provided herein) to the Non-Lender Secured Parties. 8.2 Appointment of Agent. Each Non-Lender Secured Party, by its acceptance of the benefits of this Agreement and the other Security Documents, shall be deemed irrevocably to make, constitute and appoint the Collateral Agent, as agent under the Credit Agreement (and all officers, employees or agents designated by the Collateral Agent) as such Person’s true and lawful agent and attorney-in-fact, and in such capacity, the Collateral Agent shall have the right, with power of substitution for the Non-Lender Secured Parties and in each such Person’s name or otherwise, to effectuate any sale, transfer or other disposition of the Collateral. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Non-Lender Secured Parties for the purposes set forth herein is coupled with an interest and is irrevocable. It is understood and agreed that the Collateral Agent has appointed the Administrative Agent as its agent for purposes of perfecting certain of the security interests created hereunder and for otherwise carrying out certain of its obligations hereunder. 8.3 Waiver of Claims. To the maximum extent permitted by law, each Non- Lender Secured Party waives any claim it might have against the Collateral Agent or the Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Collateral Agent or the Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Loan Documents or any transaction relating to the Collateral (including, without limitation, any such exercise described in Subsection 8.1(b) above), except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person (as determined by a court of competent jurisdiction in a final and non-appealable decision). To the maximum extent permitted by applicable law, none of the Collateral Agent or any Lender or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Holdings, any Subsidiary of Holdings, any Non-Lender Secured Party or any other Person or to take any other action or forbear from doing so whatsoever with regard to the Collateral or any part thereof, except for any such action or failure to act that constitutes willful misconduct or gross negligence of such Person (as determined by a court of competent jurisdiction in a final and non-appealable decision).

LEGAL_US_E # 155827293.3 46 1006148456v9 8.4 Bank Products Affiliates, Hedging Affiliates, Management Credit Affiliates and Vendor Affiliates. The Parent Borrower may from time to time designate a Person as a “Hedging Affiliate”, “Bank Products Affiliate”, “Management Credit Affiliate” or “Vendor Affiliate” for purposes hereof by written notice to the Collateral Agent; provided that, at the time of such designation, the obligations of the relevant Grantor under the applicable Interest Rate Protection Agreement, Permitted Hedging Agreement, Bank Products Agreement, Management Loans or Vendor Financing Arrangement (as the case may be) have not been designated as Term Loan Obligations (as defined in the Intercreditor Agreement) or Additional Obligations. Following any such designation by the Parent Borrower, the Parent Borrower shall not rescind such designation without (x) the prior written consent of the applicable “Hedging Affiliate”, “Bank Products Affiliate”, “Management Credit Affiliate” or “Vendor Affiliate” or (y) with respect to any such Person described in clause (x) which is not a Lender or an Affiliate of a Lender, evidence satisfactory to the Collateral Agent that the obligations owing to any such Person have been satisfied and discharged in full. As of the Closing Date, each of Wells Fargo Bank, National Association and each of its affiliates constituting a Hedging Party or Cash Management Party shall be “Hedging Affiliates” or “Bank Products Affiliates”, as applicable. SECTION 9. MISCELLANEOUS 9.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each affected Granting Party and the Collateral Agent, provided that (a) any provision of this Agreement imposing obligations on any Granting Party may be waived by the Collateral Agent in a written instrument executed by the Collateral Agent and (b) notwithstanding anything to the contrary in Subsection 11.1 of the Credit Agreement, no such waiver and no such amendment or modification shall amend, modify or waive the definition of “Secured Party” or Subsection 6.5 if such waiver, amendment, or modification would adversely affect a Secured Party without the written consent of each such affected Secured Party. For the avoidance of doubt, it is understood and agreed that any amendment, amendment and restatement, waiver, supplement or other modification of or to the Intercreditor Agreement that would have the effect, directly or indirectly, through any reference herein to the Intercreditor Agreement or otherwise, of waiving, amending, supplementing or otherwise modifying this Agreement, or any term or provision hereof, or any right or obligation of any Granting Party hereunder or in respect hereof, shall not be given such effect except pursuant to a written instrument executed by each affected Granting Party and the Collateral Agent in accordance with this Subsection 9.1. 9.2 Notices. All notices, requests and demands to or upon the Collateral Agent or any Granting Party hereunder shall be effected in the manner provided for in Subsection 11.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Granting Party shall be addressed to such Granting Party at its notice address set forth on Schedule 1, unless and until such Granting Party shall change such address by notice to the Collateral Agent and the Administrative Agent given in accordance with Subsection 11.2 of the Credit Agreement.

LEGAL_US_E # 155827293.3 47 1006148456v9 9.3 No Waiver by Course of Conduct; Cumulative Remedies. None of the Collateral Agent or any other Secured Party shall by any act (except by a written instrument pursuant to Subsection 9.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Collateral Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law. 9.4 Enforcement Expenses; Indemnification (a) Each Granting Party jointly and severally agrees to pay or reimburse each Secured Party and the Collateral Agent for all their respective reasonable costs and expenses incurred in collecting against such Granting Party under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement against such Granting Party and the other Loan Documents to which such Granting Party is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Secured Parties, the Collateral Agent and the Administrative Agent. (b) Each Grantor jointly and severally agrees to pay, and to save the Collateral Agent, the Administrative Agent and the other Secured Parties harmless from, (x) any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Security Collateral or in connection with any of the transactions contemplated by this Agreement and (y) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement (collectively, the “indemnified liabilities”), in each case to the extent the Parent Borrower would be required to do so pursuant to Subsection 11.5 of the Credit Agreement, and in any event excluding any taxes or other indemnified liabilities arising from gross negligence, bad faith or willful misconduct of the Collateral Agent or any other Secured Party (as determined by a court of competent jurisdiction in a final and non-appealable decision). (c) The agreements in this Subsection 9.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents. 9.5 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Granting Parties, the Collateral Agent and the Secured Parties and their respective successors and assigns; provided that no Granting Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent, except as permitted by the Credit Agreement.

LEGAL_US_E # 155827293.3 48 1006148456v9 9.6 Set-Off. Each Granting Party hereby irrevocably authorizes each of the Administrative Agent and the Collateral Agent and each other Secured Party at any time and from time to time without notice to such Granting Party or any other Granting Party, any such notice being expressly waived by each Granting Party, to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default so long as any amount remains unpaid after it becomes due and payable by such Granting Party hereunder, to set-off and appropriate and apply against any such amount any and all deposits (general or special, time or demand, provisional or final) (other than the Collateral Proceeds Account), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Collateral Agent, the Administrative Agent or such other Secured Party to or for the credit or the account of such Granting Party, or any part thereof in such amounts as the Collateral Agent, the Administrative Agent or such other Secured Party may elect. The Collateral Agent, the Administrative Agent and each other Secured Party shall notify such Granting Party promptly of any such set-off and the application made by the Collateral Agent, the Administrative Agent or such other Secured Party of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent, the Administrative Agent and each other Secured Party under this Subsection 9.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent, the Administrative Agent or such other Secured Party may have. 9.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. 9.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction; provided that, with respect to any Pledged Stock issued by a Foreign Subsidiary, all rights, powers and remedies provided in this Agreement may be exercised only to the extent that they do not violate any provision of any law, rule or regulation of any Governmental Authority applicable to any such Pledged Stock or affecting the legality, validity or enforceability of any of the provisions of this Agreement against the Pledgor (such laws, rules or regulations, “Applicable Law”) and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any Applicable Law. 9.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof. 9.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Granting Parties, the Collateral Agent and the other Secured Parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or

LEGAL_US_E # 155827293.3 49 1006148456v9 warranties by the Granting Parties, the Collateral Agent or any other Secured Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents. 9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. 9.12 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally: (b) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party to the exclusive general jurisdiction of the Supreme Court of the State of New York for the County of New York (the “New York Supreme Court”), and the United States District Court for the Southern District of New York (the “Federal District Court,” and together with the New York Supreme Court, the “New York Courts”) and appellate courts from either of them; provided that nothing in this Agreement shall be deemed or operate to preclude (i) the Collateral Agent from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations (in which case any party shall be entitled to assert any claim or defense, including any claim or defense that this Subsection 9.12 would otherwise require to be asserted in a legal action or proceeding in a New York Court), or to enforce a judgment or other court order in favor of the Administrative Agent or the Collateral Agent, (ii) any party from bringing any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment, (iii) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having jurisdiction and (iv) in the event a legal action or proceeding is brought against any party hereto or involving any of its assets or property in another court (without any assistance by such party or any of its Subsidiaries or Affiliates), such party from asserting a claim or defense (including any claim or defense that this Subsection 9.12(a) would otherwise require to be asserted in a legal proceeding in a New York Court) in any such action or proceeding; (c) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (d) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Subsection 9.2 or at such other address of which the Collateral Agent and the Administrative Agent (in the case of

LEGAL_US_E # 155827293.3 50 1006148456v9 any other party hereto) or the Parent Borrower (in the case of the Collateral Agent and the Administrative Agent) shall have been notified pursuant thereto; (e) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or (subject to clause (a) above) shall limit the right to sue in any other jurisdiction; and (f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any consequential or punitive damages. 9.13 Acknowledgments. Each Granting Party hereby acknowledges that: (b) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party; (c) none of the Collateral Agent, the Administrative Agent or any other Secured Party has any fiduciary relationship with or duty to any Granting Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Granting Parties, on the one hand, and the Collateral Agent, the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (d) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Secured Parties or among the Granting Parties and the Secured Parties. 9.14 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. 9.15 Additional Granting Parties. Each new Subsidiary of the Parent Borrower that is required to become a party to this Agreement pursuant to Subsection 7.9(b) of the Credit Agreement shall become a Granting Party for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement substantially in the form of Annex 2 hereto. Each existing Granting Party that is required to become a Pledgor with respect to Capital Stock of any new Subsidiary of the Parent Borrower pursuant to Subsection 7.9(b) of the Credit Agreement shall become a Pledgor with respect thereto upon execution and delivery by such Granting Party of a Supplemental Agreement substantially in the form of Annex 3 hereto. 9.16 Releases. (a) At such time as the Loans, the Reimbursement Obligations and the other Obligations (other than any Obligations owing to a Non-Lender Secured Party) then due and owing shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding (except for Letters of Credit that have been cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Lenders), all Security Collateral shall be released from the Liens created hereby, and this

LEGAL_US_E # 155827293.3 51 1006148456v9 Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Granting Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Security Collateral shall revert to the Granting Parties. At the request and sole expense of any Granting Party following any such termination, the Collateral Agent shall execute, acknowledge and deliver to such Granting Party any Security Collateral held by the Collateral Agent hereunder, and execute, acknowledge and deliver to such Granting Party such releases, instruments and other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such termination. (b) Upon any sale or other disposition of Security Collateral permitted by the Credit Agreement (other than any sale or disposition to another Grantor), the Lien pursuant to this Agreement on such sold or disposed of Security Collateral shall be automatically released. In connection with the sale or other disposition of all of the Capital Stock of any Granting Party (other than to Holdings, the Parent Borrower or any Restricted Subsidiary) or any other transaction or occurrence as a result of which such Granting Party ceases to be a Restricted Subsidiary of the Parent Borrower, or the sale or other disposition of Security Collateral (other than a sale or disposition to another Grantor) permitted under the Credit Agreement, the Collateral Agent shall, upon receipt from the Parent Borrower of a written request for the release of such Granting Party from its Guarantee or the release of the Security Collateral subject to such sale, disposition or other transaction, identifying such Granting Party or the relevant Security Collateral, together with a certification by the Parent Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents, deliver to the Parent Borrower or the relevant Granting Party, at the sole cost and expense of such Granting Party, any Security Collateral of such relevant Granting Party held by the Collateral Agent, or the Security Collateral subject to such sale or disposition (as applicable), and, at the sole cost and expense of such Granting Party, execute, acknowledge and deliver to the Parent Borrower or such Granting Party such releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as the Parent Borrower or such Granting Party shall reasonably request (x) to evidence or effect the release of such Granting Party from its Guarantee (if any) and of the Liens created hereby (if any) on such Granting Party’s Security Collateral or (y) to evidence the release of the Security Collateral subject to such sale or disposition. (c) Upon any Granting Party becoming an Excluded Subsidiary in accordance with the provisions of the Credit Agreement, the Lien pursuant to this Agreement on all Security Collateral of such Granting Party (if any) shall be automatically released, and the Guarantee (if any) of such Granting Party, and all obligations of such Granting Party hereunder, shall, terminate, all without delivery of any instrument or performance of any act by any party, and the Collateral Agent shall, upon the request of the Parent Borrower or such Granting Party, deliver to the Parent Borrower or such Granting Party any Security Collateral of such Granting Party held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Parent Borrower or such Granting Party (at the sole cost and expense of the Parent Borrower or such Granting Party) all releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of such

LEGAL_US_E # 155827293.3 52 1006148456v9 Granting Party from its Guarantee (if any) or the Liens created hereby (if any) on such Granting Party’s Security Collateral, as applicable, as the Borrower or such Granting Party may reasonably request. (d) Upon any Security Collateral being or becoming an Excluded Asset, the Lien pursuant to this Agreement on such Security Collateral shall be automatically released. At the request and sole expense of any Granting Party, the Collateral Agent shall deliver such Security Collateral (if held by the Collateral Agent) to such Granting Party and execute, acknowledge and deliver to such Granting Party such releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as such Granting Party shall reasonably request to evidence such release. (e) Notwithstanding any other provision of this Agreement or any other Loan Document, Holdings shall have the right to transfer all of the Capital Stock of the Parent Borrower held by it (including, for the avoidance of doubt, any such transfer in connection with any change in the Parent Borrower’s legal structure to a corporation, limited liability company or other entity) to any Parent Entity (including Holdings) or any Subsidiary of any Parent Entity (a “Successor Holding Company”) that (i) is a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and (ii) assumes all of the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party by executing and delivering to the Administrative Agent and the Collateral Agent a joinder substantially in the form of Annex 4 hereto, or one or more other documents or instruments, together with a financing statement in appropriate form for filing under the Uniform Commercial Code of the relevant jurisdiction, in form and substance reasonably satisfactory to the Collateral Agent, upon which (x) such Successor Holding Company will succeed to, and be substituted for, and may exercise every right and power of Holdings under this Agreement and the other Loan Documents, and shall thereafter be deemed to be “Holdings” for purposes of this Agreement and the other Loan Documents, (y) Holdings, as predecessor to the Successor Holding Company (“Predecessor Holding Company”), shall be irrevocably and unconditionally released from its Guarantee and all other obligations hereunder and under the other Loan Documents, and (z) the Lien pursuant to this Agreement on all Security Collateral of Predecessor Holding Company, and any Lien pursuant to any other Loan Document on any other property or assets of Predecessor Holding Company, shall be automatically released (it being understood that such transfer of Capital Stock of the Parent Borrower to and assumption of rights and obligations of Holdings by such Successor Holding Company shall not constitute a Change of Control under clause (ii) of the definition of “Change of Control” in the Credit Agreement). At the request and the sole expense of Predecessor Holding Company or the Parent Borrower, the Collateral Agent shall deliver to Predecessor Holding Company any Security Collateral and other property or assets of Predecessor Holding Company held by the Collateral Agent that is not required to be pledged under this Agreement or any other Loan Document by Successor Holding Company (including the Capital Stock of the Parent Borrower) and execute, acknowledge and deliver to Predecessor Holding Company (subject to Subsection 7.2, without recourse and without representation or warranty) such releases, instruments or other documents (including without limitation UCC termination statements), and do or cause to be done all other acts, as Predecessor Holding Company or the Parent Borrower shall reasonably request to evidence or effect the release of Predecessor Holding Company from its Guarantee and other obligations hereunder and

LEGAL_US_E # 155827293.3 53 1006148456v9 under the other Loan Documents, and the release of the Liens created hereby on Predecessor Holding Company’s Security Collateral (other than the Capital Stock of the Parent Borrower) and by any other Loan Document on any other property or assets of Predecessor Holding Company. (f) So long as no Event of Default has occurred and is continuing, the Collateral Agent and the Administrative Agent shall at the direction of any applicable Granting Party return to such Granting Party any proceeds or other property received by it during any Event of Default pursuant to either Subsection 5.3.1 or 6.4 and not otherwise applied in accordance with Subsection 6.5. (g) The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Security Collateral by it in accordance with (or which the Collateral Agent in good faith believes to be in accordance with) this Subsection 9.16. (h) Upon the listing of the Capital Stock of the Parent Borrower on a nationally recognized stock exchange in the U.S. (whether through a Qualified IPO or otherwise), the Lien pursuant to this Agreement on all of the shares of Capital Stock of the Parent Borrower, as well as any other shares, stock certificates, options or rights of any nature whatsoever in respect of the capital stock of the Parent Borrower, owned by Holdings shall be automatically released, and the Guarantee of Holdings, and all obligations of Holdings hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and the Administrative Agent and the Collateral Agent shall, upon the request of the Parent Borrower or Holdings, deliver to the Parent Borrower, or Holdings (subject to Subsection 7.2, without recourse and without representation or warranty) any Pledged Stock of Holdings held by the Collateral Agent hereunder and the Collateral Agent and the Administrative Agent shall execute, acknowledge and deliver to the Parent Borrower or Holdings (at the sole cost and expense of the Parent Borrower or Holdings) all releases, instruments or other documents (including UCC termination statements), and do or cause to be done all other acts, necessary or reasonably desirable for the release of Holdings from its Guarantee (if any) or the Liens created hereby (if any) on Holdings’ Pledged Stock, as applicable, as the Parent Borrower or Holdings may reasonably request. 9.17 Judgment. (a) If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Collateral Agent could purchase the first currency with such other currency on the Business Day preceding the day on which final judgment is given. (b) The obligations of any Granting Party in respect of this Agreement to the Collateral Agent, for the benefit of each holder of Secured Obligations, shall, notwithstanding any judgment in a currency (the “judgment currency”) other than the currency in which the sum originally due to such holder is denominated (the “original currency”), be discharged only to the extent that on the Business Day following receipt by the Collateral Agent of any sum adjudged to be so due in the judgment currency, the Collateral Agent may in

LEGAL_US_E # 155827293.3 54 1006148456v9 accordance with normal banking procedures purchase the original currency with the judgment currency; if the amount of the original currency so purchased is less than the sum originally due to such holder in the original currency, such Granting Party agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Collateral Agent for the benefit of such holder, against such loss, and if the amount of the original currency so purchased exceeds the sum originally due to the Collateral Agent, the Collateral Agent agrees to remit to the Parent Borrower, such excess. This covenant shall survive the termination of this Agreement and payment of the Obligations and all other amounts payable hereunder. 9.18 Amendment and Restatement. This Agreement amends and restates the Existing Collateral Agreement in its entirety and, upon the date hereof, the terms and provisions of the Existing Collateral Agreement shall be superseded hereby. Upon the date hereof: (i) all terms and conditions of the Existing Collateral Agreement, as amended and restated by this Agreement, shall be and remain in full force and effect, as so amended, and shall constitute the legal, valid, binding and enforceable obligations of the Granting Parties; (ii) the terms and conditions of the Existing Collateral Agreement shall be amended as set forth herein and, as so amended and restated, shall be restated in their entirety, but shall be amended only with respect to the rights, duties and obligations among the Granting Parties accruing from and after the date hereof; (iii) this Agreement shall not in any way release or impair the rights, duties, Obligations, Liens or security interests created pursuant to the Existing Collateral Agreement or affect the relative priorities thereof, in each case to the extent in force and effect thereunder as of the date hereof, except as modified hereby or by documents, instruments and agreements executed and delivered in connection herewith, and all of such rights, duties, Obligations and Liens are assumed, ratified and affirmed by the Granting Parties; (iv) this Agreement shall not constitute a substitution or novation of any Granting Parties’ Obligations or any of the other rights, duties and obligations of the parties hereunder; (v) the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any other Secured Party under the Existing Collateral Agreement, nor constitute a waiver of any covenant, agreement or obligation under the Existing Collateral Agreement, except to the extent that any such covenant, agreement or obligation is no longer set forth herein or is modified hereby; (vi) any and all references in the Loan Documents to the Existing Collateral Agreement shall, without further action of the parties, be deemed a reference to the Existing Collateral Agreement, as amended and restated by this Agreement, and as this Agreement shall be further amended, restated, modified, supplemented or amended and restated from time to time hereafter in accordance with the terms of this Agreement; and (vii) each Granting Party represents and warrants that, as of the date hereof, there are no claims or offsets against, or defenses or counterclaims to, its obligations under the Existing Collateral Agreement 9.19 Transfer Tax Acknowledgment. Each party hereto acknowledges that the shares delivered hereunder are being transferred to and deposited with the Collateral Agent (or other Person in accordance with the Intercreditor Agreement) as security for the Obligations and that this Subsection 9.19 is intended to be the certificate of exemption from the New York stock transfer taxes for the purposes of complying with Section 270.5(b) of the Tax Law of the State of New York.

LEGAL_US_E # 155827293.3 55 1006148456v9 [Remainder of page left blank intentionally; Signature page to follow.]

1 Schedule 1 Notice Addresses of Granting Parties Guarantor Notice Address Atkore Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel AFC Cable Systems, Inc. 960 Flaherty Drive New Bedford, Massachusetts 02745 Attn: General Counsel Allied Tube & Conduit Corporation 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Atkore International Holdings, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Atkore Plastic Pipe Corporation c/o Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Atkore Plastics Southeast, LLC c/o Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Atkore Southwest, LLC c/o Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Atkore RMCP, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Atkore Steel Components, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel Calpipe Industries, LLC 12160 Woodruff Avenue Downey, CA 90241 Attn: General Counsel

2 Guarantor Notice Address Georgia Pipe Company c/o Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel TKN, INC. c/o Atkore International, Inc. 960 Flaherty Drive New Bedford, Massachusetts 02745 Attn: General Counsel Unistrut International Corporation c/o Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel US Tray, Inc. c/o Atkore International, Inc. 16100 S. Lathrop Avenue Harvey, IL 60426 Attn: General Counsel WPFY, Inc. c/o Atkore International, Inc. 960 Flaherty Drive New Bedford, Massachusetts 02745 Attn: General Counsel

Schedule 2
Pledged Securities

1. Pledged Stock

Pledgor	**Issuer**	**Class of Stock/ Type of Interest Owned**	**Certificate Number**	**Par Value**	**Number of shares outstanding**	**Percentage Pledged**
Atkore Inc.	Atkore International Holdings Inc.	Common Stock	1	$0.01	100	100
Atkore International Holdings Inc.	Atkore International, Inc.	Common Stock	1	$0.01	100	100
Atkore International, Inc.	Atkore Plastic Pipe Corporation	Common Stock	1	$0.01	100	100
Atkore International, Inc.	Allied Tube & Conduit Corporation	Common Stock	9	$1.00	1000	100
Atkore International, Inc.	Unistrut International Corporation	Common Stock	7	$0.01	1	100
Atkore International, Inc.	Atkore Steel Components, Inc.	Common Stock	1	$0.01	100	100
Atkore International, Inc.	AFC Cable Systems, Inc.	Common Stock	1	$0.01	100	100
Atkore International, Inc.	Calpipe Industries, LLC	Membership Interests	N/A	N/A	N/A	100
Atkore Plastic Pipe Corporation	Atkore RMCP, Inc.	Common Stock	1	$0.01	100	100
Atkore Plastic Pipe Corporation	Atkore Plastic Southeast, LLC	Membership Interests	N/A	N/A	N/A	100
Atkore Plastic Pipe Corporation	Atkore Southwest, LLC	Membership Interests	N/A	N/A	N/A	100
AFC Cable Systems, Inc.	WPFY, Inc.	Common Stock	2	$0.01	100	100
AFC Cable Systems, Inc.	TKN, INC.	Common Stock	6	$1.00	90	100
AFC Cable Systems, Inc.	Georgia Pipe Company	Common Stock	11	no par value	1,000	100

3

LEGAL_US_E # 150343706.2

LEGAL_US_E # 150343706.2 4 Pledgor Issuer Class of Stock/ Type of Interest Owned Certificate Number Par Value Number of shares outstanding Percentage Pledged Atkore Inc. Atkore International Holdings Inc. Common Stock 1 $0.01 100 100 AFC Cable Systems, Inc. US Tray, Inc. Common Stock 1 $0.01 100 100

LEGAL_US_E # 150343706.2 5 2. Pledged Notes 1. unsecured Promissory Note, dated December 22, 2010, issued by Atkore International (NV) Inc. f/k/a Tyco International (NV) Inc. to Atkore International, Inc. in the original principal amount of $159,515,092. 2. unsecured Promissory Note, dated December 22, 2010, issued by Allied Tube & Conduit Corporation to Atkore International, Inc. in the original principal amount of $240,484,908.

LEGAL_US_E # 150343706.2 6 Schedule 3 Perfection Matters I. Existing Security Interests Debtor/Defendant Search Jurisdiction Scope of Search Type of Filing Found Secured Party/Plaintiff Collateral Type Original File Date Original File # Amdt. File Date Amdt. File # 1. AFC Cable Systems, Inc. Delaware UCC Debtor Search UCC1 Arbill Industries, Inc. Inventory 7/2/2014 2014 2633154 6/13/2019 2019 4072604 2. Allied Tube & Conduit Corporation Delaware UCC Debtor Search UCC1 Samuel Strapping Systems, Inc. Inventory 7/20/2015 2015 3124525 N/A N/A

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
3.	Allied Tube & Conduit Corporation	Delaware	UCC Debtor Search	UCC1	Arcelormittal Burns Harbor LLC Arcelormittal Cleveland LLC Arcelormittal USA LLC Arcelormittal Indiana Harbor LLC Arcelormittal Plate LLC Bank of America, N.A., as Agent	Inventory	11/14/2017	2017 7547419	11/14/2017	2017 7565031
4.	Allied Tube & Conduit Corporation; Atkore International, Inc.	Delaware	UCC Debtor Search	UCC1	Kloeckner Metals Corporation Wells Fargo Bank, N.A., as Agent	Inventory	6/21/2018	2018 4253569	N/A	N/A

7

LEGAL_US_E # 150343706.2

	Debtor/Defendant	Search Jurisdiction	Scope of Search	Type of Filing Found	Secured Party/Plaintiff	Collateral Type	Original File Date	Original File #	Amdt. File Date	Amdt. File #
5.	Allied Tube & Conduit Corporation	Delaware	UCC Debtor Search	UCC1	Steel Warehouse of Illinois LLC	Inventory	7/31/2019	2019 5305771	N/A	N/A
6.	Allied Tube & Conduit Corporation	Delaware	UCC Debtor Search	UCC1	Mitsui & Co. (U.S.A.), Inc.	Inventory	12/17/2019	2019 8996873	N/A	N/A
7.	Atkore Plastic Pipe Corporation	Delaware	UCC Debtor Search	UCC1	Formosa Plastics Corporation, U.S.A. Formosa Plastics Corporation, Louisiana Formosa Plastics Corporation, Texas	Inventory	1/2/2018	2018 0037644	N/A	N/A

II. Closing Date UCC Filings

Granting Party	**State**	**Filing Office**	**Document Filed**
Atkore International Holdings Inc.	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment

8

LEGAL_US_E # 150343706.2

Granting Party	**State**	**Filing Office**	**Document Filed**
Atkore International, Inc.	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment
Allied Tube & Conduit Corporation	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment
Unistrut International Corporation	Nevada	Secretary of State	UCC-1 financing statement and UCC-3 assignment
AFC Cable Systems, Inc.	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment
WPFY, Inc.	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment
TKN, INC.	Rhode Island	Secretary of State	UCC-1 financing statement and UCC-3 assignment
Georgia Pipe Company	Georgia	Thomas County Superior Court Clerk	UCC-1 financing statement and UCC-3 assignment
Atkore Plastic Pipe Corporation	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment
Atkore RMCP, Inc.	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment
Atkore Steel Components, Inc.	Delaware	Secretary of State	UCC-1 financing statement and UCC-3 assignment

9

LEGAL_US_E # 150343706.2

LEGAL_US_E # 150343706.2 10 Granting Party State Filing Office Document Filed Calpipe Industries, LLC California Secretary of State UCC-1 financing statement and UCC-3 assignment US Tray, Inc. Delaware Secretary of State UCC-1 financing statement and UCC-3 assignment III. First Amendment Effective Date Intellectual Property Filings Notice and Confirmation of Grant of Security Interest in Trademarks, dated as of May 26, 2021 made by the Grantors party thereto in favor of Wells Fargo National Association as collateral agent, to be filed with the Trademark Division of the United States Patent and Trademark Office. Notice and Confirmation of Grant of Security Interest in Patents, dated as of May 26, 2021 made by the Grantors party thereto in favor of Wells Fargo National Association as collateral agent, to be filed with the Patent Division of the United States Patent and Trademark Office.

LEGAL_US_E # 150343706.2 11 Schedule 4 Jurisdiction of Organization Granting Party Location Atkore Inc. Delaware AFC Cable Systems, Inc. Delaware Allied Tube & Conduit Corporation Delaware Atkore International Holdings Inc. Delaware Atkore International, Inc. Delaware Atkore Plastic Pipe Corporation Delaware Atkore Plastics Southeast, LLC Delaware Atkore Southwest, LLC Delaware Atkore RMCP, Inc. Delaware Atkore Steel Components, Inc. Delaware Calpipe Industries, LLC California Georgia Pipe Company Georgia TKN, INC. Rhode Island Unistrut International Corporation Nevada US Tray, Inc. Delaware WPFY, Inc. Delaware

LEGAL_US_E # 150343706.2 12 Schedule 5 Intellectual Property Patents, Copyrights, and Trademarks I. COPYRIGHTS GRANTOR: Allied Tube & Conduit Corporation Title of Work Registration Number Registration Date Let’s Build A Fence, the Easy Way! TX-640-457 02-Mar-1981 GRANTOR: Unistrut International Corporation Title of Work Registration Number Registration Date UNISTRUT Diversified Products Company: Technical Bulletin TX3-981-792 03-Mar-1995 II. PATENTS GRANTOR: Atkore Steel Components, Inc.

Title	Status	App. No.	File Date	Patent No.	Issue Date
NON-METALLIC LIQUID-TIGHT CONDUIT CONNECTOR	Granted	15/914278	3/7/2018	10851926	01-Dec-2020
COUPLING FOR ELECTRICAL METALLIC TUBING	Granted	15/879574	1/25/2018	10879681	29-Dec-2020
Conduit support assembly	Granted	15/471746	3/28/2017	10320173	11-Jun-2019
Conduit body with super fitting	Granted	15/177005	6/8/2016	10295094	21-May-2019
Conduit Fitting Suited for Wet Locations	Granted	15/665490	8/1/2017	10683953	16-Jun-2020
Coupling assembly with watertight feature for securing conduits together	Granted	14/723741	5/28/2015	9995419	12-Jun-2018
Compression coupling assembly for securing conduits together	Granted	14/556534	12/1/2014	9920867	20-Mar-2018
Electrical conduit connector with two- point engagement	Granted	12/756,610	4/8/2010	8,646,813	2/11/2014
Connector assembly suited for wet locations	Granted	13/114,527	5/24/2011	8,586,881	11/19/2013
Cam lock mechanism for securing a conduit cover to a conduit body	Granted	13/446,330	4/13/2012	8,586,877	11/19/2013
Connector assembly suited for wet locations	Granted	12/725,502	3/17/2010	8,129,633	3/6/2012
Cover for conduit body	Granted	12/719,382	3/8/2010	8,129,631	3/6/2012
Liquid-tight coupling device with screw-on ferrule device and method of use	Granted	11/366,308	3/2/2006	7,914,048	3/29/2011
Junction box with integrated connectors for electrical wiring	Granted	12/256,222	10/22/2008	7,897,871	3/1/2011
Connector for electrical wire-carrying conduits	Granted	09/849,635	5/4/2001	7,793,988	9/14/2010
Connector / bushing assembly for electrical junction boxes	Granted	11/737,839	4/20/2007	7,635,816	12/22/2009
Connector for affixing cables within junction boxes	Granted	11/564,362	11/29/2006	7,476,817	1/13/2009
Connector for affixing cables within junction boxes	Granted	11/210,000	8/22/2005	7,126,064	10/24/2006
Bushing and sealing ring assembly	Granted	10/165,057	6/7/2002	6,808,181	10/26/2004
Junction box connector	Granted	09/849,634	5/4/2001	6,476,319	11/5/2002

13

LEGAL_US_E # 150343706.2

GRANTOR: WPFY, Inc.

Title	Status	App. No.	File Date	Patent No.	Issue Date
Flexible Conduit and Cable (a.k.a. "Breakable Conduit")	Granted	11/003658	12/3/04	7420120	9/2/08
Indicia-coded electrical cable	Granted	12/331923	12/10/08	8278554	10/2/12
METAL SHEATHED CABLE ASSEMBLY WITH NON-LINEAR BONDING/GROUNDING CONDUCTOR	Granted	13/422319	3/16/12	9472320	10/18/16
METAL SHEATHED CABLE ASSEMBLY	Granted	12/419607	4/7/09	8658900	2/25/14
Metal sheathed cable assembly	Granted	12/419634	4/7/09	8088997	1/3/12
METAL SHEATHED CABLE ASSEMBLY	Granted	13/314502	12/8/11	8946549	2/3/2015
MODULAR CABLE ASSEMBLIES	Granted	09/687703	10/13/00	6663438	12/16/03

GRANTOR: Allied Tube & Conduit Corporation

Title	Status	App. No.	File Date	Patent No.	Issue Date
ANTIPERSONNEL BARRIER SYSTEM	Granted	11/313485	12/20/05	7909309	3/22/11
ARCHING METALLIC PROFILES IN CONTINUOUS IN-LINE PROCESS	Pending	US08/86655	12/12/08		
Conduit Coupling Assembly	Granted	10/328077	12/23/02	7404582	7/29/08
Conduit Coupling Assembly	Pending	US03/41080	12/22/03		
Continuously Manufactured Colored Metallic Products and Method of Manufacture of such Products	Granted	10/702625	11/6/03	7989028	8/2/11
Fencing Construction Apparatus and Method	Granted	11/753252	5/24/07	7789376	9/7/10
Fire protection pipe and methods of manufacture	Granted	09/955426	9/18/01	6758282	7/6/04
Metal Floor Joist System	Pending	11/549360	10/13/06		
JOINT CONSTRUCTION FOR COUPLING CONDUIT SECTIONS	Granted	13/717110	12/17/12	8695218	4/15/14
MEDICAL DEVICE MOUNTING SYSTEM	Granted	13/352563	1/18/12	8960624	2/24/15
METHOD OF MANUFACTURING A COUPLING ASSEMBLY	Granted	12/144735	6/24/08	7726001	6/1/10

14

LEGAL_US_E # 150343706.2

Title	Status	App. No.	File Date	Patent No.	Issue Date
Modular Building Frame	Granted[1]	10/267112	10/7/02	7992352	8/9/11
PICKET FENCE ASSEMBLY	Granted	11/296972	12/8/05	7434789	10/14/08
RAZOR WIRE BARRIER FOR ACCESS POINT SECURITY	Granted	15/865672	9-Jan-2018		
RAZOR WIRE CONTAINER WITH ACCESS OPENING	Pending	16/369519	29-Mar-2019		
SUPPORT POST	Granted	29/298903	12/14/07	D624198	9/21/10
CONDUIT COUPLING ASSEMBLY	Granted	10328077	12/23/02	7404582	07/29/08
SYSTEM AND METHODS FOR FORMING BARBED TAPE PRODUCT WITH PREDETERMINED PATTERNS O...	Granted	10/585,166	May 6, 2009	7883074	Apr 8, 2008
CONCERTINA TAPE PRODUCTS CONFIGURED FOR STABLE DEPLOYMENT AND RETRIEVAL	Granted	10/959,530	Oct 5, 2004	7290756	Jun 23, 2009
CONCERTINA TAPE PRODUCTS CONFIGURED FOR STABLE DEPLOYMENT AND RETRIEVAL	Granted	11/433,303	May 11, 2006	7481444	Aug 3, 2010
CONCERTINA TAPE PRODUCTS CONFIGURED FOR STABLE DEPLOYMENT AND RETRIEVAL	Granted	11/835,761	Aug 8, 2007	7896317	Nov 14, 2007
CONCERTINA TAPE PRODUCTS CONFIGURED FOR STABLE DEPLOYMENT AND RETRIEVAL	Granted	13/035,295	Feb 25, 2011	8157491	Apr 12, 2013
BARBED TAPE PRODUCT WITH A PREDETERMINED PATTERN OF ATTACHMENT POINTS AND ATTACH...	Granted	10/959,531	Oct 5, 2004	7419139	Jan 14, 2020
Methods for forming barbed tape product	Granted	10/959,944	Oct 5, 2004	7353576	Nov 25, 2020
SYSTEM AND METHODS FOR FORMING BARBED TAPE PRODUCT	Granted	11/778,846	Jul 17, 2007	7549203	May 27, 2020
System for forming barbed tape product	Granted	12/467,025	May 15, 2009	7765657	Mar 25, 2008
RAZOR WIRE CONTAINER WITH ACCESS OPENING	Pending	16538952	08/13/19		
PORTABLE RAZOR WIRE RAPID DEPLOYMENT UNIT	Pending	16832222	03/27/20		
LOW-PROFILE CABLE ARMOR	Pending	29/706,679	Sep 23, 2019		

[1] Allied Tube & Conduit Corporation is the owner of an undivided joint interest in this patent.

15

LEGAL_US_E # 150343706.2

Title	Status	App. No.	File Date	Patent No.	Issue Date
LOW-PROFILE CABLE ARMOR	Pending	16/578,842	Sep 23, 2019		
MC CABLE WITH TEARABLE ASSEMBLY TAPE	Pending	16/837,382	Apr 1, 2020		
MC CABLE WITH TEARABLE ASSEMBLY TAPE	Pending	62/986,043	Mar 6, 2020		
Modular Connector for Rigid Tubing	Pending	16/907,504	Jun 22, 2020		

GRANTOR: Unistrut International Corporation

Title	Status	App. No.	File Date	Patent No.	Issue Date
Corrosion Resistant Channels, Fittings And Fasteners	Pending	61/970953	3/27/14		
Folded Beam Clamp	Granted	14/037478	9/23/13	9157574	10/13/15
Slot Nut for Securement of Channel	Granted	11/453421	6/15/06	7766594	8/3/10
Solar Panel Bracket	Granted	12/645641	12/23/09	8226061	7/24/12
Standing seam roof clamp	Pending	13/034824	2/25/11		
Barbed tape and security sensor assembly	Granted	15/826934	30-Nov-2017	10535238	14-Jan-2020
ROTATABLE BEAM CLAMP	Granted	15/864289	08-Jan-2018	10415616	17-Sep-2019
Heavy duty cantilever bracket	Granted	D/580838	13-Oct-2016	D805881	26-Dec-2017
Heavy duty cantilever bracket	Granted	D/580839	13-Oct-2016	D805375	19-Dec-2017
Retrofit brace fitting	Granted	14/974753	18-Dec-2015	9834921	5-Dec-2017
LOCKING WASHER FOR BRACE MEMBERS	Granted	15/354071	17-Nov-2016	10203000	19-Feb-2019
STANDING SEAM ROOF CLAMP	Granted	14249734	04/10/2014	9834921	15/05/17
Standing seam roof clamp	Granted	14249734	04/10/2014	9291370	03/22/2016

GRANTOR: AFC Cable Systems, Inc.

Title	Status	App. No.	File Date	Patent No.	Issue Date
METAL SHEATHED CABLE WITH JACKETED, CABLED CONDUCTOR SUBASSEMBLY	Granted	16/567215	11-Sept-2019	10622120	14-Apr-2020

16

LEGAL_US_E # 150343706.2

Title	Status	App. No.	File Date	Patent No.	Issue Date
Metal sheathed cable with jacketed, cabled conductor subassembly	Granted	16/802892	27-Feb-2020	10847286	11/24/20
Wire spring terminal	Pending	D/628722	07-Dec-2017	D847097	30-Apr-2019
Electrica spring-terminal	Granted	15/606036	26-May-2017	10103456	16-Oct-2018
Metal sheathed cable with jacketed, cabled conductor subassembly	Granted	18/674095	31-Mar-2015	10002689	19-Jun-2018
Metal sheathed cable with jacketed, cabled conductor subassembly	Granted	15/983625	18-May-2018	10431353	1-Oct-2019

GRANTOR: Atkore International, Inc.

Title	Status	App. No.	File Date	Patent No.	Issue Date
Method & Apparatus for Connecting Loops of Barbed Tape	Granted	11062710	2/22/05	7346968	3/25/08
Retractable Barbed Barrier System	Granted	10692967	10/24/03	7044447	5/16/06
Standing Seam Roof Clamp	Granted	13034824	2/25/11	8732917	5/27/14
Vineyard stake	Granted	D/506585	17-Oct-2014	D742186	3-Nov-2015
STANDING SEAM ROOF CLAMP	Pending	14/249734	10-Apr-2014	9291370	22-Mar-2016

GRANTOR: Calpipe Industries, LLC

Title	Status	App. No.	File Date	Patent No.	Issue Date
Strut	Granted	D607282	6/12/17	D830153	10/09/18

GRANTOR: US Tray, Inc.

Title	Status	App. No.	File Date	Patent No.	Issue Date
Combination hold-down clamp and expansion guide apparatus for cable trays	Granted	13418564	13-Mar-12	8899544	2-Dec-14

17

LEGAL_US_E # 150343706.2

II. TRADEMARKS

GRANTOR: Allied Tube & Conduit Corporation

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
50 55 Stylized	Registered	73378127	04-Aug-82	1304677	13-Nov-84
A ATKORE INTERNATIONAL & design	Registered	85172192	09-Nov-10	4339136	21-May-13
AICKINSTRUT	Registered	74000932	16-Nov-89	1606445	17-Jul-90
Allied Circle-Triangle Logo	Registered	73489964	16-Jul-84	1350298	23-Jul-85
ALLIED TUBE & CONDUIT	Registered	77111074	20-Feb-07	3394192	11-Mar-08
ATKORE INTERNATIONAL	Registered	85158927	22-Oct-10	4339130	21-May-13
ATKORE INTERNATIONAL	Registered	85158919	22-Oct-10	4339129	21-May-13
ATKORE INTERNATIONAL	Registered	85158914	22-Oct-10	4158520	12-Jun-12
ATKORE INTERNATIONAL	Registered	85158906	22-Oct-10	4158519	12-Jun-12
ATKORE INTERNATIONAL	Registered	85158885	22-Oct-10	4158518	12-Jun-12
BLT	Registered	74294039	14-Jul-92	1755162	02-Mar-93
CENTIPEDE	Registered	75690894	26-Apr-99	2460247	12-Jun-01
COBRA	Registered	73642759	03-Feb-87	1454873	01-Sep-87
DETAINER HOOK	Registered	75788947	31-Aug-99	2410372	05-Dec-00
DYNA-FLOW	Registered	74085583	06-Aug-90	1681099	31-Mar-92
DYNA-THREAD	Registered	74160560	25-Apr-91	1688940	26-May-92
E-Z PULL	Registered	73790786	03-Apr-89	1657191	17-Sep-91
FIRE ALARM	Registered	78226542	17-Mar-03	2887776	21-Sep-04
FLO-COAT	Registered	72285181	20-Nov-67	862614	31-Dec-68
GATORSHIELD	Registered	73522625	19-Feb-85	1378808	21-Jan-86
INSTABARRIER	Registered	73582757	14-Feb-86	1411050	30-Sep-86
KWIK-COUPLE	Registered	75536075	17-Aug-98	2537549	12-Feb-02
KWIK-FIT	Registered	76422464	18-Jun-02	2749843	12-Aug-03
MAZE	Registered	73433077	05-Jul-83	1291828	28-Aug-84
QWIK-COAT	Registered	77228132	12-Jul-07	3381584	12-Feb-08

18

LEGAL_US_E # 150343706.2

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
QWIK-PUNCH	Registered	87927619	18-May-2018	5991826	18-Feb-20
RAZOR-RIBBON	Registered	73040056	20-Dec-74	1035183	09-Mar-76
RAZOR-STRAND	Registered	78931472	18-Jul-06	3273079	31-Jul-07
SILENT SWORDSMAN	Registered	73693161	02-Nov-87	1565430	14-Nov-89
SS 15	Registered	87421006	21-Apr-17	5932455	10-Dec-19
SS 20	Registered	87421015	21-Apr-17	5932456	10-Dec-19
SS 40	Registered	87421047	21-Apr-2017	5932457	10-Dec-19
TECTRON	Registered	74650382	22-Mar-95	2089604	19-Aug-97
TECTRON TUBE & design	Registered	77743858	25-May-09	3725505	15-Dec-09
TOPGRIP NUT	Registered	72343890	18-Nov-69	904149	15-Dec-70
XL	Registered	76526337	27-Jun-03	2844584	25-May-04
COBRA COIL - Wordmark	Registered	87466256	26-May-12	5355179	12-Dec-17
COBRA design	Registered	87572340	17-Aug-17	6158491	22-Sep-20
COBRASYSTEMSINC & Design	Registered	87572351	17-Aug-17	6158492	22-Sep-20
KONKORE FITTINGS - Wordmark	Registered	86915811	22-Feb-16	5168022	21-Mar-17
RACEWAY. YOUR WAY. (Logo)	Registered	86371929	20-Aug-14	5590515	23-Oct-18
RACEWAY. YOUR WAY. (Wordmark)	Registered	86371876	20-Aug-14	55905143	23-Oct-18
RAZOR RIBBON & Design	Registered	87799782	15-Feb-18	60968373	07-Jul-20
SUPER KWIK-COUPLE (Wordmark)	Registered	87540552	24-Jul-17	6042944	28-Apr-20
FLO 90	Registered	86347005	24-Jul-14	4703399	17-Mar-15
BUILDING BETTER TOGETHER	Pending	88839224	18-Mar-20		
BUILDING BETTER TOGETHER	Pending	88839237	18-Mar-20		
EAGLE BASKET	Pending	88937597	28-May-20		
ATKORE	Pending	90099692	07-Aug-20		
A ATKORE	Pending	90099696	07-Aug-20		
A ATKORE	Pending	90099702	07-Aug-20		

19

LEGAL_US_E # 150343706.2

GRANTOR: Atkore Plastic Pipe Corporation

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
HERITAGEPLASTICS	Registered	86447014	06-Nov-14	5572845	02-Oct-18
H	Registered	86447048	06-Nov-14	4903739	23-Feb-16

GRANTOR: Atkore Steel Components, Inc.

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
UNIVERSAL SUPER FITTING	Registered	87157293	31-Aug-16	5267993	15-Aug-17

GRANTOR: WPFY, Inc.

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
AC-90	Registered	77726387	30-Apr-09	3715075	24-Nov-09
AC-LITE	Registered	74040024	19-Mar-90	1647967	18-Jun-91
AFC CABLE SYSTEMS	Registered	74451176	26-Oct-93	1886593	28-Mar-95
AMERICA CABLE SYSTEMS	Registered	77430965	25-Mar-08	3520199	21-Oct-08
COLORSPEC	Registered	85950569	04-Jun-13	4612162	30-Sep-14
COLOR-TRAK	Registered	85086166	16-Jul-10	4033591	04-Oct-11
CUSTOM CUTS	Registered	73692210	23-Oct-87	1492988	21-Jun-88
HCF-90	Registered	73783546	27-Feb-89	1594970	08-May-90
HCF-LITE	Registered	74717357	18-Aug-95	1988636	23-Jul-96
HCF MC CURE - Wordmark	Registered	85961367	17-Jun-13	4668257	6-Jan-15
HOME RUN CABLE	Registered	73481404	21-May-84	1328225	02-Apr-85
KAF-TECH	Registered	77151619	09-Apr-07	3358990	25-Dec-07
MC-QUIK	Registered	77573428	18-Sep-08	3713117	17-Nov-09
MC LITE	Registered	73554337	19-Aug-85	1414788	28-Oct-86
MC STAT	Registered	77573442	18-Sep-08	3713118	17-Nov-09
MC TUFF	Registered	75876422	20-Dec-99	2404265	14-Nov-00

20

LEGAL_US_E # 150343706.2

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
MC-PLUS	Registered	77713084	14-Apr-09	3711683	17-Nov-09
Miscellaneous Design (AFC logo) (eagle)	Registered	74566575	29-Aug-94	1907213	25-Jul-95
SUPER NEUTRAL CABLE	Registered	74315526	21-Sep-92	1782264	13-Jul-93
THE INTELLIGENT CEILING	Registered	74390582	14-May-93	1914118	22-Aug-95
THE INTELLIGENT FLOOR	Registered	74390581	14-May-93	1895560	23-May-95

GRANTOR: Unistrut International Corporation

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
KOREFIT (design plus words)	Registered	88106907	06-Sep-2018	6064988	6-May-2020
KOREFIT	Registered	87643949	12-Oct-17	6329122	20-Apr-21
MR. STRUT Design (no words)	Registered	72285597	24-Nov-67	862747	31-Dec-68
MR. STRUT (design plus words)	Registered	72053067	06-Jun-58	688160	17-Nov-59
N-1000	Registered	75583154	05-Nov-98	2376739	15-Aug-00
P (design plus words)	Pending	87292598	07-Jan-17		
P1000	Registered	73314979	15-Jun-81	1274104	17-Apr-84
POWER-STRUT DEFENDER	Registered	86218581	17-Jun-13	5607302	13-Nov-18
POWER-STRUT DEFENDER (design plus words)	Pending	87292602	07-Jan-17		
QUICK-LATCH	Registered	86790897	16-Oct-15	5541357	14-Aug-18
ROOFWALKS	Registered	73696046	17-Nov-87	1496545	19-Jul-88
TELESPAR	Registered	73579378	22-Jan-86	1438940	12-May-87
TELESTRUT	Registered	74649227	20-Mar-95	1953363	30-Jan-96
U (design plus words)	Registered	86230383	24-Mar-14	5513950	10-Jul-18
UNI-CLIP	Registered	72308333	26-Sep-68	881999	09-Dec-69
UNI-CUSHION	Registered	73255294	24-Mar-80	1172255	06-Oct-81
UNIPIER	Registered	77189472	24-May-07	3434445	27-May-08
UNIPIER and Design	Registered	77191680	29-May-07	3434453	27-May-08
UNISTRUT	Registered	72200395	21-Aug-64	793173	27-Jul-65

21

LEGAL_US_E # 150343706.2

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
UNISTRUT	Registered	72200397	21-Aug-64	802145	18-Jan-66
UNISTRUT	Registered	72200396	21-Aug-64	793185	27-Jul-65
UNISTRUT	Registered	71624800	11-Feb-52	591532	22-Jun-54
UNISTRUT DEFENDER	Registered	86220011	13-Mar-14	5498012	19-Jun-18
UNITED INTERLOCK	Registered	76159922	06-Nov-00	2608939	20-Aug-02
COPE	Registered	77879408	24-Nov-09	3817525	13-Jul-10
COPE	Registered	77879409	24-Nov-09	3817526	13-Jul-10
POWER-STRUT	Registered	73527529	18-Mar-85	1370880	19-Nov-85
[cartoon design only]	Pending	90660908	21-Apr-21		

GRANTOR: AFC Cable Systems, Inc.

Title	Status	App. No.	File Date	Patent No.	Issue Date
MC LUMINARY QUIK	Registered	88046241	20-Jul-18	6070097	2-Jun-2020
ACS/UNI-FAB	Registered	87615831	20-Sep-17	5921466	26-Nov-19
MC LUMINARY MULTIZONE	Registered	87042368	18-May-16	5224495	13-Jun-17
MC LUMINARY HCF	Registered	87042403	18-May-16	5262260	08-Aug-17
FLEX4	Registered	86743033	13-Aug-15	4976700	14-Jun-16
AC-PLUS	Registered	86581271	30-Mar-15	5120112	10-Jan-17
PACK N' ROLL	Registered	86581314	30-Mar-15	4967360	31-May-16
MC LUMINARY	Registered	86470801	03-Dec-14	4781579	28-Jul-15
MC TUFF LUMINARY	Registered	86470791	03-Dec-14	4731663	05-May-15
MC LITE LUMINARY	Registered	86470796	03-Dec-14	4731664	05-May-15
MC SNAPIT	Registered	86403299	23-Sep-14	4830103	13-Oct-15
MC GLIDE	Pending	90192168	18-Sep-20		
MC GLIDE	Pending	90206130	24-Sep-20		
MC TUFF GLIDE	Pending	90479912	21-Jan-21		

22

LEGAL_US_E # 150343706.2

GRANTOR: Atkore RMCP, Inc.

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
COR-TEK	Registered	88007419	20-Jun-18	6291790	16-Mar-21

GRANTOR: Calpipe Industries, LLC

Trademark	Status	App. No.	File Date	Reg. No.	Reg. Date
BRITERAIL	Registered	87886414	20-Apr-18	5717664	02-Apr-19
CALBOND	Registered	85458381	27-Oct-11	4164350	26-Jun-12
CALBRITE	Registered	85291702	11-Apr-11	4049260	01-Nov-11
CALCONDUIT	Registered	85280210	29-Mar-11	4114043	20-Mar-12
CALPIPE SECURITY BOLLARDS	Registered	85280214	29-Mar-11	4070034	13-Dec-11

Material Copyright Licenses, Patent Licenses and Trademark Licenses

None.

The Grantors are party to standard agreements for software and information technology used in the ordinary course of business.

23

LEGAL_US_E # 150343706.2

LEGAL_US_E # 150343706.2 24 Schedule 7 Commercial Tort Claims None.

LEGAL_US_E # 155827293.3 ANNEX 1 1006148456v9 ACKNOWLEDGEMENT AND CONSENT The undersigned hereby acknowledges receipt of a copy of the Second Amended and Restated Guarantee and Collateral Agreement, dated as of May 26, 2021 (the “Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Agreement or the Credit Agreement referred to therein, as the case may be), made by Atkore International, Inc. and the other Granting Parties party thereto in favor of Wells Fargo Bank, National Association, as Collateral Agent and Administrative Agent. The undersigned agrees for the benefit of the Collateral Agent, the Administrative Agent and the Lenders as follows: The undersigned will be bound by the terms of the Agreement applicable to it as an Issuer (as defined in the Agreement) and will comply with such terms insofar as such terms are applicable to the undersigned as an Issuer. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in subsection 5.3.1 of the Agreement. The terms of subsections 6.3(c) and 6.7 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to subsection 6.3(c) or 6.7 of the Agreement. [NAME OF ISSUER] By:_______________________________________ Name: [_____________] Title: [__________] Address for Notices: [__________________]

LEGAL_US_E # 155827293.3 ANNEX 2 1006148456v9 ASSUMPTION AGREEMENT ASSUMPTION AGREEMENT, dated as of _________ __, ____, made by ______________________________, a ______________ corporation (the “Additional Granting Party”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement. W I T N E S S E T H : WHEREAS, ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, collectively the “Borrowers” and each individually a “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders thereunder and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties, and the other parties party thereto are parties to an Amended and Restated Credit Agreement, dated as of August 28, 2020 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, in connection with the Credit Agreement, Atkore Inc., a Delaware corporation, Atkore International Holdings Inc., a Delaware corporation (“Holdings”), the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the Second Amended and Restated Guarantee and Collateral Agreement, dated as of May 26, 2021 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the ratable benefit of the Secured Parties; WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes the Borrower and each other Granting Party; the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Parent Borrower to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Parent Borrower and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Credit Agreement; WHEREAS, the Credit Agreement requires the Additional Granting Party to become a party to the Guarantee and Collateral Agreement; and

LEGAL_US_E # 155827293.3 ANNEX 2 1006148456v9 WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement. NOW, THEREFORE, IT IS AGREED: 1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Granting Party, as provided in subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor] 1 and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a [Guarantor] [, Grantor and Pledgor] [and Grantor] [and Pledgor] 2 thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules ____________ to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information. The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor [, Grantor and Pledgor] [and Grantor] [and Pledgor],3 contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date. Each Additional Granting Party hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the [Collateral (as such term is defined in Subsection 3.1 of the Guarantee and Collateral Agreement) of such Additional Granting Party] [and] [the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of such Additional Granting Party, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement]. 2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. 1 Indicate the capacities in which the Additional Granting Party is becoming a Grantor. 2 Indicate the capacities in which the Additional Granting Party is becoming a Grantor. 3 Indicate the capacities in which the Additional Granting Party is becoming a Grantor.

LEGAL_US_E # 155827293.3 ANNEX 2 ANNEX 2 1006148456v9 IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written. [ADDITIONAL GRANTING PARTY] By: _________________________________ Name: Title: Acknowledged and Agreed to as of the date hereof by: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and Administrative Agent By:_______________________________ Name: Title:

LEGAL_US_E # 155827293.3 ANNEX 3 1006148456v9 SUPPLEMENTAL AGREEMENT SUPPLEMENTAL AGREEMENT, dated as of _________ __, ____, made by ______________________________, a ______________ corporation (the “Additional Pledgor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions from time to time parties to the Credit Agreement referred to below and the other Secured Parties (as defined in the Guarantee and Collateral Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Credit Agreement. W I T N E S S E T H : WHEREAS, ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers from time to time party thereto (together with the Parent Borrower, collectively the “Borrowers” and each individually a “Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders thereunder and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties, and the other parties party thereto are parties to an Amended and Restated Credit Agreement, dated as of August 28, 2020 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, in connection with the Credit Agreement, Atkore Inc., a Delaware corporation, Atkore International Holdings Inc., a Delaware corporation (“Holdings”), the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the Second Amended and Restated Guarantee and Collateral Agreement, dated as of May 26, 2021 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Collateral Agent, for the ratable benefit of the Secured Parties; WHEREAS, the Credit Agreement requires the Additional Pledgor to become a Pledgor under the Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Additional Pledgor; and WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become such a Pledgor under the Guarantee and Collateral Agreement;

LEGAL_US_E # 155827293.3 ANNEX 4 1006148456v9 NOW, THEREFORE, IT IS AGREED: 1. Guarantee and Collateral Agreement. By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in Subsection 9.15 of the Guarantee and Collateral Agreement, hereby becomes a Pledgor under the Guarantee and Collateral Agreement with respect to the shares of Capital Stock of the Subsidiary of the Additional Pledgor listed in Annex 1-A hereto, as a Pledgor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information. The Additional Pledgor hereby represents and warrants that each of the representations and warranties of such Additional Pledgor, in its capacities as a Pledgor, contained in Section 4.3 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Supplemental Agreement) as if made on and as of such date. Each Additional Pledgor hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of the Pledged Collateral of such Additional Pledgor now owned or at any time hereafter acquired by such Pledgor, and any Proceeds thereof, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement. 2. GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

LEGAL_US_E # 155827293.3 ANNEX 3 1006148456v9 IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written. [ADDITIONAL PLEDGOR] By:_______________________________ Name: Title: Acknowledged and Agreed to as of the date hereof by: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and Administrative Agent By:_______________________________ Name: Title:

LEGAL_US_E # 155827293.3 ANNEX 4 1006148456v9 JOINDER AND RELEASE JOINDER AND RELEASE, dated as of [_________ __], [____] (this “Joinder”) by and among [ ] (“Assignor”), [________] (“Assignee”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”) and as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement referred to below and for the other Secured Parties. All capitalized terms not defined herein shall have the meaning ascribed to them in the Guarantee and Collateral Agreement referred to below. W I T N E S S E T H: WHEREAS, ATKORE INTERNATIONAL, INC., a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the several banks and other financial institutions from time to time party thereto (the “Lenders”), and the Administrative Agent, the Collateral Agent and the other parties party thereto are parties to an Amended and Restated Credit Agreement, dated as of August 28, 2020 (as amended, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, in connection with the Credit Agreement, Assignor (as the direct parent of the Parent Borrower), the Parent Borrower and certain other subsidiaries of Parent Borrower entered into a Second Amended and Restated Guarantee and Collateral Agreement, dated as of May 26, 2021 (the “Guarantee and Collateral Agreement”) by and among Assignor, the Parent Borrower, certain of the Parent Borrower’s Subsidiaries and the Collateral Agent, pursuant to which, among other things, they agreed to jointly and severally, unconditionally and irrevocably, guarantee all of the obligations of the Parent Borrower under the Credit Agreement and grant security interests in and pledge property and assets, including the Pledged Collateral, in favor of the Collateral Agent, for the benefit of the Secured Parties; WHEREAS, Assignee is acquiring from Assignor all of the Capital Stock of the Parent Borrower; WHEREAS, in connection therewith, Section 9.16(e) of the Guarantee and Collateral Agreement requires Assignee to assume all of the obligations of Assignor under the Guarantee and Collateral Agreement and the other Loan Documents to which Assignor is a party; and WHEREAS, upon the assumption of Assignor’s obligations by Assignee, the Assignor shall be automatically released from its obligations under the Guarantee and Collateral Agreement and any other instrument or document furnished pursuant thereto, and pursuant to Section 9.16(e) of the Guarantee and Collateral Agreement the Collateral Agent shall, among other things, take such actions as may be reasonably requested to evidence such release.

LEGAL_US_E # 155827293.3 ANNEX 4 1006148456v9 NOW, THEREFORE, IT IS AGREED: 1. By executing and delivering this Joinder, Assignee hereby expressly assumes all of the obligations of Assignor under the Guarantee and Collateral Agreement and each other Loan Document to which Assignor is a party and agrees that it will be bound by the provisions of the Guarantee and Collateral Agreement and such other Loan Documents. Pursuant to Section 9.16(e) of the Guarantee and Collateral Agreement, Assignee hereby succeeds to, and is substituted for, and shall exercise every right and power of, Assignor under the Guarantee and Collateral Agreement and the other Loan Documents to which Assignor is a party, and shall be thereafter be deemed to be “Holdings” for purposes of the Guarantee and Collateral Agreement and the other Loan Documents and a “Guarantor”, “Granting Party” and “Pledgor” for purposes of the Guarantee and Collateral Agreement as if originally named therein and the Assignor is hereby expressly, irrevocably and unconditionally discharged from all debts, obligations, covenants and agreements under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party. 2. The Collateral Agent hereby confirms and acknowledges the release of Assignor from its guarantee and all other obligations under the Guarantee and Collateral Agreement and all other obligations thereunder and under the other Loan Documents. 3. The Collateral Agent hereby confirms and acknowledges that the Lien pursuant to the Guarantee and Collateral Agreement on all Security Collateral of Assignor, and any Lien pursuant to any other Loan Document on the property or assets of Assignor, has been automatically released. 4. Assignee hereby represents and warrants that each of the representations and warranties made by Assignee, in its capacity as a Guarantor, Grantor and Pledgor, in each case solely with respect to the representations and warranties made by Holdings, contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date. Assignee hereby grants, as and to the same extent as provided in the Guarantee and Collateral Agreement, to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in the Pledged Collateral (as such term is defined in the Guarantee and Collateral Agreement) of Assignee, except as provided in Subsection 3.3 of the Guarantee and Collateral Agreement and with the limitations as applicable to Holdings. 5. GOVERNING LAW. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIM OR CONTROVERSY RELATING HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD

LEGAL_US_E # 155827293.3 ANNEX 4 1006148456v9 REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

LEGAL_US_E # 155827293.3 ANNEX 4 1006148456v9 IN WITNESS WHEREOF, the undersigned has caused this Joinder to be duly executed and delivered as of the date first above written. [ASSIGNOR] By:_______________________________ Name: Title: [ASSIGNEE] By:_______________________________ Name: Title: Acknowledged and Agreed to as of the date hereof by: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent and Administrative Agent By:_______________________________ Name: Title: